EXHIBIT 99.1


                        RECKSON ASSOCIATES REALTY CORP.



                              FOURTH QUARTER 2002
                   SUPPLEMENTAL OPERATING AND FINANCIAL DATA



                                 MARCH 5, 2002



                    225 BROADHOLLOW ROAD, MELVILLE, NY 11747
              PHONE: 631.694.6900 1.888.RECKSON FAX: 631.622.6790
                                WWW.RECKSON.COM

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                                         Page(s)
Corporate Information........................................................................................................2-3

Financial Highlights

     o Reporting Period Highlights...........................................................................................4-5
     o Stock Performance.......................................................................................................6
     o Key Financial Data......................................................................................................7
     o Statements of Operations................................................................................................8
     o Funds from Operations and Cash Available for Distribution............................................................9-11
     o Consolidated Balance Sheets............................................................................................12
     o Debt Summary...........................................................................................................13
     o Preferred Securities...................................................................................................14

Portfolio Performance

     o Same Property Performance...........................................................................................15-18
     o Portfolio Snapshot.....................................................................................................19
     o Occupancy Analysis.....................................................................................................20
     o Leasing Statistics..................................................................................................21-23
     o Lease Expiration Schedules..........................................................................................24-28
     o Top Tenants and Tenant Diversification.................................................................................29
     o Capital Expenditures Analysis.......................................................................................30-33

Market Statistics

     o Suburban Markets Overview...........................................................................................34-35
     o New York City Sub -Markets..........................................................................................36-37
     o Long Island Sub-Markets................................................................................................38
     o Westchester Sub-Markets................................................................................................39
     o New Jersey Sub-Markets.................................................................................................40

Value Creation Pipeline Schedule..............................................................................................41

Unconsolidated Real Estate Joint Ventures.....................................................................................42

Reckson Strategic Venture Partners (RSVP)

     o Combined Balance Sheets................................................................................................43
     o Summary of Invested Capital............................................................................................44
     o Summarized Platform Balance Sheets.....................................................................................45

     Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; credit of our tenants; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this supplemental operating and financial data.


                                      ###


                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2002

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CORPORATE INFORMATION

CORPORATE PROFILE

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily by acquiring, developing and redeveloping Class A office and industrial properties throughout Long Island. In June 1995, Reckson successfully completed its initial public offering. Subsequently, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. By transporting the formula that built its success on Long Island to the other Tri-State area markets, Reckson is now positioned as the premier real estate franchise in the New York Tri-State area.

Today, Reckson owns 178 properties comprised of approximately 20.3 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 13.6 million square feet of Class A office space and
6.7 million square feet of industrial space. The Company has a total market capitalization of approximately $3.1 billion and has generated a total return to its initial Class A common shareholders of approximately 182% for the period June 2, 1995 through December 31, 2002.

Reckson is a fully integrated real estate operating company specializing in the acquisition, leasing, financing, property and asset management, design and development and construction of Class A office and industrial properties in the New York Tri-State area.

CORPORATE HEADQUARTERS

225 Broadhollow Road
Melville, New York 11747-4883
Telephone:        (631) 694-6900
                  (888) RECKSON
Facsimile:        (631) 622-6790
Web site:         www.reckson.com
                  ---------------

EXECUTIVE OFFICER CONTACTS

Donald Rechler    Co-Chief Executive Officer
                  Chairman of the Board

Scott Rechler     Co-Chief Executive Officer
                  Chairman of the Executive Committee

Michael Maturo    Chief Financial Officer
                  Executive Vice President

INVESTOR RELATIONS

Susan McGuire     Vice President Investor Relations
Telephone:        (631) 622-6642
Facsimile:        (631) 622-6790
E-mail:           smcguire@reckson.com
                  --------------------

To request an Investor Relations package or be added to our distribution list, please contact us at:

Telephone:        (631) 622-6746
Facsimile:        (631) 622-6790
E-mail:           investorrelations@reckson.com
                  -----------------------------
Web site:         www.reckson.com  (Go to Information Request in the Investor
                  ---------------
                  Relations section)


                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

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CORPORATE INFORMATION

RESEARCH COVERAGE

Credit Suisse First Boston                  Lehman Brothers
Lawrence Raiman                             David Shulman/Stuart Axelrod
(212) 538-2380                              (212) 526-3413/(212) 526-3410

Deutsche Bank Securities                    McDonald & Company
Louis Taylor                                Anatole Pevnev
(212) 469-4912                              (216) 263-4783

Goldman Sachs                               Merrill Lynch
David Kostin                                Steve Sakwa
(212) 902-6781                              (212) 449-0335

Greenstreet Advisors                        Salomon Smith Barney
John Lutzius                                Jonathan Litt/Gary Boston
(949) 640-8780                              (212) 816-0231/(212) 816-1383

Legg Mason
David Fick/Kenneth Weinberg
(410) 454-5018/(410) 454-5175

QUARTERLY REPORTING SCHEDULE

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May
Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year End         Early March

SENIOR UNSECURED DEBT RATINGS

Moody's                             Baa3
Standard & Poor's                   BBB-


STOCK LISTING

The stock of Reckson Associates Realty Corp. is traded primarily on the New York Stock Exchange under the following symbols:

Class A Common Stock:      RA
Class B Common Stock:      RA.B
Series A Preferred Stock:  RA.A


                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

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REPORTING PERIOD HIGHLIGHTS


SUMMARY FOURTH QUARTER 2002 RESULTS

Reported fourth quarter diluted funds from operations ("FFO") of $.59 per share, as compared to FFO of $.57 per share for the fourth quarter of 2001, representing a per share increase of 3.5%.

Reported diluted FFO for the year ended December 31, 2002 of $2.36 per share on total revenues of $506.1 million, as compared to FFO of $2.61 per share for the year-ended December 31, 2001, representing a per share decrease of (9.6%).

SUMMARY PORTFOLIO PERFORMANCE

Portfolio performance remained stable during the fourth quarter of 2002 with overall portfolio occupancy of 95.4% at December 31, 2002, as compared to 94.2% at September 30, 2002 and 94.6% at December 31, 2001. The Company reported occupancies at December 31, 2002 of 95.7% for the office portfolio and 94.7% for the industrial/R&D portfolio. This compares to 95.1% and 92.4%, respectively, at September 30, 2002 and 96.1% and 91.7%, respectively, at December 31, 2001.

The Company also reported same property occupancy of 95.6% for the overall portfolio at December 31, 2002, as compared to 94.2% at September 30, 2002 and 94.6% at December 31 2001. Reported same property occupancies at December 31, 2002 of 96.1% for the office portfolio and 94.6% for the industrial/R&D portfolio. This compares to 95.6% and 91.6%, respectively, at September 30, 2002 and 96.2% and 91.6%, respectively, at December 31, 2001.

During the quarter, the Company executed 63 leases encompassing 699,328 square feet, representing 3.4% of the total portfolio. For the year, the Company executed 255 leases encompassing 2.8 million square feet, representing 13.7% of the total portfolio. During the quarter and the year, the company renewed 45% and 60% of expiring square feet, respectively. As of December 31, 2002, the Company reduced total portfolio exposure to expiring leases to 7.6% in 2003 and 8.0% in 2004. This excludes the impact of the rejection of 191,972 square feet of leases by WorldCom/MCI.

Core same property net operating income ("NOI") before termination fees for the fourth quarter of 2002 increased 8.3% (cash) and 3.0% (GAAP), compared to the fourth quarter of 2001. Core same property NOI before termination fees for the year ended December 31, 2002 increased 7.7% (cash) and 0.7% (GAAP), compared to year ended December 31, 2001.


                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

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REPORTING PERIOD HIGHLIGHTS (continued)


Net of minority interests in joint ventures, core same property NOI before termination fees for the fourth quarter of 2002 increased 3.9% (cash) and 2.0%
(GAAP), compared to the fourth quarter of 2001. Net of minority interests in joint ventures, core same property NOI before termination fees for the year ended December 31, 2002 increased 3.9% (cash) and decreased (0.3%) (GAAP), compared to year ended December 31, 2001.

Rent performance on renewal and replacement space during the fourth quarter of 2002 increased 5.8% (cash) and 9.5% (GAAP) in the office properties and decreased (8.3%) (cash) and increased 11.9% (GAAP) in the industrial/R&D properties. Rent performance on renewal and replacement space during the year ended December 31, 2002 increased 9.2% (cash) and 13.8% (GAAP) in the office properties and 1.1% (cash) and 14.4% (GAAP) in the industrial/R&D properties.

OTHER HIGHLIGHTS

Announced that the Company has entered into a sale contract with an affiliate of First Data Corp. for a 19.3 acre parcel of land located in Melville, Long Island, along with a contract for the build-to-suit construction of a 195,000 square foot office building, for an aggregate consideration of approximately $47 million.

Subsequent to year-end, WorldCom/MCI announced the rejection of 191,972 square feet of leases totaling approximately $5.3 million of annual GAAP revenues.

Closed on the refinancing of the Company's unsecured revolving credit facility, scheduled to mature in September of 2003, with a group of 14 banks. The facility bears interest at LIBOR plus a spread of 90 basis points, representing a reduction of 15 basis points from the previous facility.

CONSOLIDATED FINANCIAL RESULTS

The Company reported diluted earnings per Class A common share ("EPS") of $.14 for the fourth quarter of 2002, as compared to $.46 per Class A common share for the comparable 2001 period.

The Company also reported diluted earnings per Class A common share ("EPS") of $.83 for the twelve months ended December 31, 2002, as compared to a loss of ($.92) per Class A common share for the comparable 2001 period.


                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

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STOCK PERFORMANCE

The following summarizes recent activity of Reckson's Class A common stock (RA):

                                                                            3rd             4th
                                                                          Quarter         Quarter        1/1/03 to
                                                                            2002            2002          2/28/03
                                                                     ----------------------------------------------
High Price*                                                              $    24.92     $    22.95      $    21.40
Low Price*                                                               $    21.08     $    20.10      $    19.48
Closing Price*                                                           $    22.77     $    21.05      $    20.17
Average daily trading volume*                                               334,372        315,061         326,398
Indicated dividend per share**                                           $   1.6984     $   1.6984      $   1.6984
Closing dividend yield                                                         7.46%          8.07%           8.42%
Closing shares and units outstanding (thousands)                             56,428         55,522          55,522
Closing market value of shares and units outstanding (thousands)         $1,284,866     $1,168,738      $1,119,879

--------------------------------------------------------------------------------


The following summarizes recent activity of Reckson's Class B common stock
(RA.B):


                                                                            3rd             4th
                                                                          Quarter         Quarter        1/1/03 to
                                                                            2002            2002          2/28/03
                                                                     ----------------------------------------------
High Price*                                                              $    25.95     $    23.88      $    22.50
Low Price*                                                               $    22.30     $    20.70      $    19.85
Closing Price*                                                           $    23.75     $    22.40      $    20.55
Average daily trading volume*                                                80,700         12,266         114,705
Indicated dividend per share**                                           $   2.5884     $   2.5884      $   2.5884
Closing dividend yield                                                        10.90%         11.56%          12.60%
Closing shares outstanding (thousands)                                        9,915          9,915           9,915
Closing market value of shares outstanding (thousands)                   $  235,481     $  222,096      $  203,753

--------------------------------------------------------------------------------


The following summarizes recent activity of Reckson's Series A preferred stock (RA.A):


                                                                            3rd             4th
                                                                          Quarter         Quarter         1/1/03 to
                                                                           2002            2002            2/28/03
                                                                     ----------------------------------------------
High Price*                                                              $    24.10     $    23.88      $    23.27
Low Price*                                                               $    20.30     $    21.00      $    22.25
Closing Price*                                                           $    23.70     $    22.50      $    22.90
Average daily trading volume*                                                23,419         45,452          53,707
Indicated dividend per share**                                           $   1.9064     $   1.9064      $   1.9064
Closing dividend yield                                                         8.04%          8.47%           8.32%
Closing shares outstanding (thousands)                                        9,192          8,835           8,835
Closing market value of shares outstanding (thousands)                   $  217,850     $  198,788      $  202,322

--------------------------------------------------------------------------------

*   New York Stock Exchange trades only
**  On an annual basis


                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

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KEY FINANCIAL DATA
(Dollars in thousands, except per share data)

                                                                            FOR THE THREE MONTHS ENDED OR AS OF
                                                       -------------------------------------------------------------------------
                                                         12/31/02        9/30/02        6/30/02        3/31/02        12/31/01
                                                       -------------------------------------------------------------------------
SHARES AND UNITS
----------------
Common Shares Outstanding - Class A                     48,246,083     49,152,033     50,988,233     50,305,143      49,982,377
Common Shares Outstanding - Class B                      9,915,313      9,915,313     10,283,513     10,283,513      10,283,513
Operating Partnership Units Outstanding                  7,276,224      7,276,224      7,276,224      7,942,692       7,487,218
                                                       -------------------------------------------------------------------------
Total Shares and Operating Partnership Units            65,437,620     66,343,570      68,547,97     68,531,348      67,753,108
                                                       =========================================================================
SHARE PRICE & DIVIDENDS - CLASS A
---------------------------------

End of Period                                          $     21.05    $     22.77    $     24.90    $     24.66    $      23.36
High during period                                     $     22.95    $     24.92    $     26.00    $     24.68    $      24.46
Low during period                                      $     20.10    $     21.08    $     24.18    $     22.54    $      22.15
Dividend declared                                      $      0.42    $      0.42    $      0.42    $      0.42    $       0.42
Closing dividend yield                                         8.1%           7.5%           6.8%           6.9%            7.3%

SHARE PRICE & DIVIDENDS - CLASS B
---------------------------------

End of period                                          $     22.40    $     23.75    $     25.50    $     25.76    $      25.51
High during period                                     $     23.88    $     25.95    $     27.07    $     25.76    $      25.76
Low during period                                      $     20.70    $     22.30    $     25.30    $     23.86    $      23.55
Dividend declared                                      $      0.65    $      0.65    $      0.65    $      0.65    $       0.65
Closing dividend yield                                        11.6%          10.9%          10.2%          10.1%           10.2%

MARKET CAPITALIZATION
---------------------

Market Value of Common Equity (a)                      $ 1,390,848    $ 1,520,360    $ 1,713,015    $ 1,701,295    $  1,604,822
Stated Value of Preferred Equity                           290,524        299,462        299,462        299,462         310,765
Total Debt (b)                                           1,371,446      1,331,141      1,285,636      1,279,195       1,336,011
                                                       -------------------------------------------------------------------------
Total Market Capitalization                            $ 3,052,818    $ 3,150,963    $ 3,298,113    $ 3,279,952    $  3,251,598
                                                       =========================================================================
Total Debt / Total Market Capitalization                      44.9%          42.2%          39.0%          39.0%           41.1%

SELECTED BALANCE SHEET DATA
---------------------------

Book Value of Real Estate Assets before Depreciation   $ 2,954,527    $ 2,935,695    $ 2,938,968    $ 2,894,481    $  2,880,879
Total Assets                                           $ 2,907,920    $ 2,898,948    $ 2,914,000    $ 2,914,546    $  2,994,218
Total Liabilities                                      $ 1,631,675    $ 1,578,835    $ 1,532,340    $ 1,518,623    $  1,592,811

SELECTED OPERATING DATA
-----------------------

Property Operating Revenues                            $   127,002    $   126,447    $   122,929    $   121,704    $    121,314
Property Operating Expenses                            $    45,580    $    46,135    $    41,431    $    41,895    $     42,244
Property Operating NOI                                 $    81,422    $    80,312    $    81,498    $    79,809    $     79,070
Property Gross Operating Margin                               64.1%          63.5%          66.3%          65.6%           65.2%
Other Revenues (excluding gain on sales
  of real estate)                                      $     2,356    $     2,335    $     2,008    $     2,425    $      2,706
Marketing, General & Administrative Expenses           $     8,868    $     7,965    $     7,650    $     7,095    $      7,115
  as a percent of Total Revenues
  (excluding gain on sales of real estate)                     6.9%           6.2%           6.1%           5.7%            5.7%
Interest Expense                                       $    22,813    $    22,653    $    22,124    $    20,995    $     22,369
Capitalized Interest                                   $     1,962    $     1,948    $     1,799    $     2,607    $      2,442
Non-Incremental Capital Expenditures
  to NOI as a percent (d) (e)                                10.91%         27.41%          6.64%          7.43%           8.68%

FINANCIAL RATIOS
----------------

Debt Service Coverage Ratio                                   3.26           3.32           3.44           3.60            3.11
Fixed Charge Coverage Ratio                                   2.55           2.58           2.66           2.72            2.44

EPS, FFO AND CAD
--------------

Class A Common stock:
   Basic Net Income per share                          $      0.14    $      0.25    $      0.21 $         0.24 $          0.47
   Diluted Net Income per share                        $      0.14    $      0.25    $      0.21 $         0.24 $          0.46

Class B Common stock:
   Basic Net Income per share                          $      0.21    $      0.38    $      0.32 $         0.37 $          0.71
   Diluted Net Income per share                        $      0.19    $      0.26    $      0.22 $         0.26 $          0.50

Diluted FFO per share                                  $      0.59    $      0.59    $      0.59 $         0.60 $          0.57
Diluted weighted average Class A & B dividends
  per share or unit                                    $      0.45    $      0.45    $      0.45 $         0.45 $          0.45
Diluted FFO payout ratio (Class A & B combined)               77.3%          77.4%          77.2%          76.1%           80.2%
Diluted weighted average Class A dividends per share   $      0.42    $      0.42    $      0.42 $         0.42 $          0.42
Diluted FFO payout ratio - Class A                            72.4%          72.5%          72.3%          71.2%           74.9%
Diluted weighted average Class B dividends per share   $      0.65    $      0.65    $      0.65 $         0.65 $          0.65
Diluted FFO payout ratio - Class B                           110.3%         110.5%         110.3%         108.8%          114.6%

Diluted CAD per share (d)                              $      0.36    $      0.17    $      0.45 $         0.39 $          0.33
Diluted weighted average Class A & B dividends
  per share or unit (d)                                $      0.46    $      0.46    $      0.46 $         0.46 $          0.46
Diluted CAD payout ratio (Class A & B combined) (d)          127.7%         277.1%         101.2%         117.2%          138.9%
Diluted weighted average Class A
  dividends per share (d)                              $      0.42    $      0.42    $      0.42 $         0.42 $          0.42
Diluted CAD payout ratio - Class A (d)                       118.4%         257.0%          93.9%         108.5%          128.7%
Diluted weighted average Class B
  dividends per share (d)                              $      0.65    $      0.65    $      0.65 $         0.65 $          0.65
Diluted CAD payout ratio - Class B (d)                       180.4%         391.7%         143.2%         166.0%          196.7%

TRI-STATE PORTFOLIO STATISTICS
------------------------------

Office properties                                               75             75             77             77              77
Office square footage                                   13,549,033     13,614,217     13,770,743     13,771,319      13,777,009
Office occupancy at end of quarter (c)                        95.7%          95.1%          95.2%          96.2%           96.1%
Industrial properties                                          101            101            102            102             103
Industrial square footage                                6,716,394      6,720,342      6,755,843      6,755,949       6,813,536
Industrial occupancy at end of quarter (c)                    94.7%          92.4%          92.0%          92.9%           91.7%
Total portfolio occupancy at end of quarter (c)               95.4%          94.2%          94.2%          95.1%           94.6%

-------------------------------------------------------------------------------
(a) Includes Operating Partnership Units valued at the closing price of the Class A common stock

(b) Includes pro rata share of consolidated and unconsolidated joint venture debt

(c)  Excludes properties under development

(d) Calculated based on committed non incremental tenant improvements and leasing costs and actual non incremental capitalized improvements. In addition, for the three months ended September 30, 2002, these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc, transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 137.8%), (Class A: 127.8%) and (Class B: 194.8%) for the three months ended September 30, 2002 had these costs not been included.

(e) For the three months ended September 30, 2002, this calculation would have yielded 13.46% exclusive of the approximately $11.2 million of committed costs related to the Fuji Photo Film USA Inc. transaction.
--------------------------------------------------------------------------------

                         Reckson Associates Realty Corp.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 2002

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
(In thousands, except per share data)

                                                                                    Three Months Ended             The Years Ended
                                                                                       December 31,                   December 31,
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             2002     2001                  2002     2001
-----------------------------------------------------------------------------------------------------------------------------------
   Base Rents                                                                   $ 110,969    $ 106,974        $ 437,393  $ 434,671
   Tenant escalations and reimbursements                                           16,033       14,340           60,689     59,538
   Interest income on mortgage notes and notes receivable                           1,569        1,587            6,279      6,238
   Investment and other income                                                        272          736            1,731     14,199
-----------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenues                                                 128,843      123,637          506,092    514,646
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES

   Property operating expenses                                                     25,756       25,041          101,165     98,069
   Real estate taxes                                                               19,824       17,203           73,876     69,222
   Marketing, general and administrative                                            8,868        7,115           31,578     30,553
-----------------------------------------------------------------------------------------------------------------------------------
         Total Expenses                                                            54,448       49,359          206,619    197,844
-----------------------------------------------------------------------------------------------------------------------------------
   Equity in earnings of service companies and real estate
     joint ventures                                                                   515          383            1,113      2,087
-----------------------------------------------------------------------------------------------------------------------------------
         EBITDA                                                                    74,910       74,661          300,586    318,889
   Depreciation and amortization                                                   29,428       25,507          112,341    102,108
   Interest expense                                                                22,813       22,369           88,585     93,070
-----------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before minority interests and
  discontinued operations                                                          22,669        26,785          99,660    123,711
   Minority partners' interests in consolidated partnerships                       (4,351)       (3,090)        (18,730)   (15,975)
   Limited partners' minority interest in the operating partnership                (1,442)       (1,909)         (6,238)    (9,436)
   Distributions to preferred unitholders                                            (274)         (481)         (1,288)    (2,111)
-----------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                                  16,602        21,305          73,404     96,189
   Adjust for non operating items, net of limited partners'
     minority interest:
       Discontinued operations                                                       (281)         338            4,762      1,019
       Valuation reserves on affiliate loans and joint ventures                        --       (2,783)              --   (148,717)
       Gain on sales of real estate                                                    --       17,233              537     18,103
       Extraordinary loss on extinguishment or debt                                (2,335)          --           (2,335)    (2,595)

-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before dividends to preferred shareholders                           13,986       36,093           76,368    (36,001)
   Dividends to preferred shareholders                                             (5,374)      (5,487)         (21,835)   (21,866)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) allocable to common shareholders                                $ 8,612     $ 30,606         $ 54,533  $ (57,867)
===================================================================================================================================
Net income (loss) allocable to:
   Class A Shareholders                                                           $ 6,563     $ 23,284         $ 41,604  $ (44,243)
   Class B Shareholders                                                           $ 2,049     $  7,322         $ 12,929  $ (13,624)
PER SHARE DATA
   Basic net income (loss) per weighted average common share:
      Class A common stock                                                        $  0.18     $   0.20         $   0.79  $   (1.19)
      Gain on sales of real estate                                                     --         0.26             0.01       0.29
      Discontinued operations                                                          --         0.01             0.07       0.02
      Extraordinary loss                                                            (0.04)          --            (0.03)     (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
      Basic net income (loss) per Class A common                                  $  0.14     $   0.47         $   0.84  $   (0.92)
===================================================================================================================================

      Class B common stock                                                        $  0.27     $   0.30         $   1.21  $   (1.70)
      Gain on sales of real estate                                                     --         0.40             0.01       0.42
      Discontinued operations                                                          --         0.01             0.11       0.02
      Extraordinary loss                                                            (0.06)          --            (0.05)     (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
      Basic net income (loss) per Class B common                                  $  0.21     $   0.71         $   1.28  $   (1.32)
===================================================================================================================================
   Diluted net income (loss) per weighted average common share:

      Class A common                                                              $  0.14     $   0.46         $   0.83  $   (0.92)
      Class B common                                                              $  0.19     $   0.50         $   0.90  $   (1.32)

   Basic weighted average common shares outstanding:

      Class A common                                                               48,384       49,994           49,669     48,121
      Class B common                                                                9,915       10,284           10,122     10,284

   Diluted weighted average common shares outstanding:

      Class A common                                                               48,551       51,005           49,968     48,121
      Class B common                                                                9,915       10,284           10,122     10,284
-----------------------------------------------------------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
SUMMARY DATA
FUNDS FROM OPERATIONS ("FFO") AND FFO PAYOUT RATIOS
CASH AVAILABLE FOR DISTRIBUTION ("CAD") AND CAD PAYOUT RATIOS
-------------------------------------------------------------------------------

                                                                                  Three Months Ended            The Years Ended
                                                                                     December 31,                  December 31,
                                                                            ----------------------------------------------------
                                                                               2002           2001          2002         2001
                                                                            -----------------------------------------------------
FUNDS FROM OPERATIONS:
----------------------
Diluted FFO per weighted average share or unit                                 $  0.59         $  0.57       $  2.36      $  2.61
Diluted weighted average Class A & B dividends per share or unit               $  0.45         $  0.46       $  1.81      $  1.77
Diluted FFO payout ratio (Class A & B combined)                                   77.3%           80.2%         77.0%        67.9%
Diluted weighted average Class A dividends per share                           $  0.42         $  0.42       $  1.70      $  1.66
Diluted FFO payout ratio - Class A                                                72.4%           74.9%         72.1%        63.6%
Diluted weighted average Class B dividends per share                           $  0.65         $  0.65       $  2.59      $  2.53
Diluted FFO payout ratio - Class B                                               110.3%          114.6%        110.0%        97.0%

CAD - TOTAL COMMITTED TI & LEASING COSTS INCURRED DURING PERIOD (A)
-------------------------------------------------------------------

Diluted CAD per weighted average share or unit                                 $  0.36         $  0.33       $  1.37      $  1.77
Diluted weighted average Class A & B dividends per share or unit               $  0.46         $  0.46       $  1.83      $  1.79
Diluted CAD payout ratio (Class A & B combined)                                  127.7%          138.9%        133.6%       101.6%
Diluted weighted average Class A dividends per share                           $  0.42         $  0.42       $  1.70      $  1.66
Diluted CAD payout ratio - Class A                                               118.4%          128.7%        123.9%        94.0%
Diluted weighted average Class B dividends per share                           $  0.65         $  0.65       $  2.59      $  2.53
Diluted CAD payout ratio - Class B                                               180.4%          196.7%        189.0%       143.3%

CAD - ACTUAL PAID OR ACCRUED TI & LEASING COSTS DURING PERIOD
-------------------------------------------------------------

Diluted CAD per weighted average share or unit                                 $  0.30         $  0.33       $  1.42      $  1.65
Diluted weighted average Class A & B dividends per share or unit               $  0.46         $  0.46       $  1.83      $  1.79
Diluted CAD payout ratio (Class A & B combined)                                  153.8%          140.7%        129.2%       108.6%
Diluted weighted average Class A dividends per share                           $  0.42         $  0.42       $  1.70      $  1.66
Diluted CAD payout ratio - Class A                                               142.5%          130.3%        119.8%       100.4%
Diluted weighted average Class B dividends per share                           $  0.65         $  0.65       $  2.59      $  2.53
Diluted CAD payout ratio - Class B                                               217.2%          199.2%        182.7%       153.1%

CAD - COMMITTED TI & LEASING COSTS ON SIGNED LEASES, EXCLUDING
      EARLY RENEWALS (B)
----------------------------------------------------------------

Diluted CAD per weighted average share or unit                                 $  0.38                       $  1.43
Diluted weighted average Class A & B dividends per share or unit               $  0.46                       $  1.83
Diluted CAD payout ratio (Class A & B combined)                                  122.2%                        143.1%
Diluted weighted average Class A dividends per share                           $  0.42                       $  1.70
Diluted CAD payout ratio - Class A                                               113.2%                        118.7%
Diluted weighted average Class B dividends per share                           $  0.65                       $  2.59
Diluted CAD payout ratio - Class B                                               172.5%                        181.1%
-----------------------------------------------------------------------------------------------------------------------------------

Notes:

     (A) For the year ended December 31, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc., transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 119.2%), (Class A: 110.5%) and (Class B: 168.6%) for the year ended December 31, 2002 had these costs not been included.

     (B) For the year ended December 31, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc., transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 159.7%), (Class A: 106.3%) and (Class B: 162.2%) for the year ended December 31, 2002 had these costs not been included.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
FUNDS FROM OPERATIONS AND FFO PAYOUT RATIO DATA
(In thousands, except per share / unit data)


                                                                                Three Months Ended              The Years Ended
                                                                                   December 31,                    December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 2002          2001             2002         2001
-----------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net income allocable to common shareholders                                     $   8,612    $ 30,606         $ 54,533    $ (57,867)
 Add back: Real estate depreciation and amortization                               28,336      24,911          108,906      100,967
           Minority partners' interests in consolidated partnerships                4,351       3,090           18,730       15,975
           Limited partners' minority interest in the operating partnership         1,410       3,599            6,948           --
           Valuation reserves on investments in affiliate loans
             and joint ventures                                                        --          --               --      163,000
           Extraordinary loss on exinguishment of debt (net of limited
             partners minority interest)                                            2,335          --            2,335        2,595

 Less: Limited partners' minority interest in the operating partnership                --          --               --        5,727
       Gain on sales of real estate                                                    --      19,201            5,433       20,173
       Amounts distributable to minority partners in consolidated partnerships      6,053       4,072           24,996       19,083
-----------------------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                        38,991      38,933          161,023      179,687

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                         4,267       4,381           17,410       17,524
   Series B preferred stock                                                         1,106          --            4,425        4,342
   Minority partners' preferred interest                                               --          --               --        2,624
   Limited partners' preferred interest                                               274         481            1,288        2,111

-----------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                                     $  44,638    $ 43,795         $ 184,146     206,288
===================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                   58,299      60,278            59,791      58,405
   Limited operating partnership units                                              7,276       7,505             7,389       7,652
   Common stock equivalents                                                           168         445               299         433
   Series A preferred stock                                                         7,791       8,060             7,992       8,060
   Series B preferred stock                                                         1,919          --             1,919       1,919
   Minority partners' preferred interest                                               --          --                --       1,419
   Limited partners' preferred interest                                               661       1,009               743       1,139
-----------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                        76,114      77,297            78,133      79,027
===================================================================================================================================

Diluted FFO per weighted average share or unit                                  $    0.59    $   0.57         $    2.36    $   2.61
Diluted weighted average Class A & B dividends per share or unit                $    0.45    $   0.46         $    1.81    $   1.77
Diluted FFO payout ratio (Class A & B combined)                                      77.3%       80.2%             77.0%       67.9%
Diluted weighted average Class A dividends per share                            $    0.42    $   0.42         $    1.70    $   1.66
Diluted FFO payout ratio - Class A                                                   72.4%       74.9%             72.1%       63.6%
Diluted weighted average Class B dividends per share                            $    0.65    $   0.65         $    2.59    $   2.53
Diluted FFO payout ratio - Class B                                                  110.3%      114.6%            110.0%       97.0%
-----------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION AND CAD PAYOUT RATIO DATA
(In thousands, except per share / unit data)
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
CAD - TOTAL COMMITTED TI & LEASING COSTS INCURRED DURING PERIOD
----------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                       $ 38,991    $ 38,933        $ 161,023    $ 179,687
  Less:   Straight line rents                                                      6,529       9,550           26,247       41,293
          Committed non-incremental capitalized tenant improvements and
              leasing costs (Note A)                                               6,230       4,432           33,407       14,281
          Actual non-incremental capitalized improvements                          2,653       2,437            8,832        6,697

----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                             23,579      22,514           92,537      117,416

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                           --          --               --           --
   Series B preferred stock                                                           --          --               --           --
   Limited partners' preferred interest                                               --          --               --           --
----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                     $ 23,579    $ 22,514         $ 92,537    $ 117,416
==================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                  58,299      60,278           59,791       58,405
   Limited operating partnership units                                             7,276       7,505            7,389        7,652
   Common stock equivalents                                                          168         445              299          433
   Series A preferred stock                                                           --          --               --           --
   Series B preferred stock                                                           --          --               --           --
   Limited partners' preferred interest                                               --          --               --           --
----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                             65,743      68,228           67,479       66,490
==================================================================================================================================

Diluted CAD per weighted average share or unit                                  $   0.36    $   0.33         $   1.37    $    1.77
Diluted weighted average Class A & B dividends per share or unit                $   0.46    $   0.46         $   1.83    $    1.79
Diluted CAD payout ratio (Class A & B combined)                                    127.7%      138.9%           133.6%       101.6%
Diluted weighted average Class A dividends per share                            $   0.42    $   0.42         $   1.70    $    1.66
Diluted CAD payout ratio - Class A                                                 118.4%      128.7%           123.9%        94.0%
Diluted weighted average Class B dividends per share                            $   0.65    $   0.65         $   2.59    $    2.53
Diluted CAD payout ratio - Class B                                                 180.4%      196.7%           189.0%       143.3%
----------------------------------------------------------------------------------------------------------------------------------

Note:

     (A) For the year ended December 31, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc., transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 119.2%), (Class A: 110.5%) and (Class B: 168.6%) for the year ended December 31, 2002 had these costs not been included.



                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION AND CAD PAYOUT RATIO DATA - CONTINUED
(In thousands, except per share / unit data)


                                                                                 Three Months Ended              The Years Ended
                                                                                     December 31,                  December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                2002        2001                2002         2001
-----------------------------------------------------------------------------------------------------------------------------------
CAD - ACTUAL PAID OR ACCRUED TI & LEASING COSTS DURING PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Basic FFO                                                                       $  38,991    $ 38,933         $ 161,023     179,687

  Less: Straight line rents                                                         6,529       9,550            26,247      41,293
        Actual non-incremental capitalized tenant improvements
                and leasing costs                                                  10,224       4,711            30,261      21,775
        Actual non-incremental capitalized improvements                             2,653       2,437             8,832       6,697
-----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                              19,585      22,235            95,683     109,922

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                            --          --                --          --
   Series B preferred stock                                                            --          --                --          --
   Limited partners' preferred interest                                                --          --                --          --
-----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                     $  19,585    $ 22,235         $  95,683     109,922
===================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                   58,299      60,278            59,791      58,405
   Limited operating partnership units                                              7,276       7,505             7,389       7,652
   Common stock equivalents                                                           168         445               299         433
   Series A preferred stock                                                            --          --                --          --
   Series B preferred stock                                                            --          --                --          --
   Limited partners' preferred interest                                                --          --                --          --
-----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                              65,743      68,228            67,479      66,490
===================================================================================================================================

Diluted CAD per weighted average share or unit                                  $    0.30    $   0.33         $    1.42    $   1.65
Diluted weighted average Class A & B dividends per share or unit                $    0.46    $   0.46         $    1.83    $   1.79
Diluted CAD payout ratio (Class A & B combined)                                     153.8%      140.7%            129.2%      108.6%
Diluted weighted average Class A dividends per share                            $    0.42    $   0.42         $    1.70    $   1.66
Diluted CAD payout ratio - Class A                                                  142.5%      130.3%            119.8%      100.4%
Diluted weighted average Class B dividends per share                            $    0.65    $   0.65         $    2.59    $    2.53
Diluted CAD payout ratio - Class B                                                  217.2%      199.2%            182.7%      153.1%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CAD - COMMITTED TI & LEASING COSTS ON SIGNED LEASES,
      EXCLUDING EARLY RENEWALS
-------------------------------------------------------------------------------

Basic FFO                                                                       $  38,991                    $  161,023
  Less:   Straight line rents 6,529 26,247
          Committed non-incremental capitalized tenant improvements and
               leasing costs scheduled to expire in future periods (Note B)         5,154                        29,372
          Actual non-incremental capitalized improvements                           2,653                         8,832

-----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                              24,655                        96,572

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                            --                            --
   Series B preferred stock                                                            --                            --
   Limited partners' preferred interest                                                --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                     $  24,655                    $   96,572
===================================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                                   58,299                        59,791
   Limited operating partnership units                                              7,276                         7,389
   Common stock equivalents                                                           168                           299
   Series A preferred stock                                                            --                            --
   Series B preferred stock                                                            --                            --
   Limited partners' preferred interest                                                --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                              65,743                        67,479
===================================================================================================================================

Diluted CAD per weighted average share or unit                                  $    0.38                    $     1.43
Diluted weighted average Class A & B dividends per share or unit                $    0.46                    $     1.83
Diluted CAD payout ratio (Class A & B combined)                                     122.2%                        143.1%
Diluted weighted average Class A dividends per share                            $    0.42                    $     1.70
Diluted CAD payout ratio - Class A                                                  113.2%                        118.7%
Diluted weighted average Class B dividends per share                            $    0.65                    $     2.59
Diluted CAD payout ratio - Class B                                                  172.5%                        181.1%

-----------------------------------------------------------------------------------------------------------------------------------

Note:

     (B) For the year ended December 31, 2002 these amounts include approximately $11.2 million of TI and leasing costs associated with the Fuji Photo Film USA Inc., transaction. This transaction encompasses nine tenants and approximately 239,000 square feet located in Westchester County. Payout ratios would have been (Class A and B combined: 159.7%), (Class A: 106.3%) and (Class B: 162.2%) for the year ended December 31, 2002 had these costs not been included.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(In thousands)

                                                                                                       December 31,
                                                                                        -------------------------------------------
                                                                                                2002                2001
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

------------------------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
    Land                                                                                  $   418,040          $   408,837
    Building and improvements                                                               2,415,252            2,328,374
Developments in progress:
    Land                                                                                       92,924               69,365
    Development costs                                                                          28,311               74,303
Furniture, fixtures, and equipment                                                             13,595                7,725
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            2,968,122            2,888,604
Less: accumulated depreciation                                                               (454,018)            (361,960)
-----------------------------------------------------------------------------------------------------------------------------------
     Investment in real estate, net of accumulated depreciation                             2,514,104            2,526,644

Investments in real estate joint ventures                                                       6,116                5,744
Investments in mortgage notes and notes receivable                                             54,547               56,234
Investments in service companies and affiliate loans and joint ventures                        73,332               79,184
Cash and cash equivalents                                                                      30,827              121,975
Tenant receivables                                                                             14,050                9,633
Deferred rents receivable                                                                     107,366               81,089
Prepaid expenses and other assets                                                              37,235               45,495
Contract and land deposits and pre-acquisition costs                                              240                3,782
Deferred leasing and loan costs (net of accumulated amortization)                              70,103               64,438
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                              $ 2,907,920          $ 2,994,218
===================================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:

Mortgage notes payable                                                                    $   740,012          $   751,077
Unsecured credit facility                                                                     267,000              271,600
Senior unsecured notes                                                                        499,305              449,463
Accrued expenses and other liabilities                                                         93,783               87,683
Dividends and distributions payable                                                            31,575               32,988
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                                                   1,631,675            1,592,811
-----------------------------------------------------------------------------------------------------------------------------------
MINORITY INTERESTS:

Minority partners' interests in consolidated partnerships                                     242,934              242,698
Preferred unit interest in the operating partnership                                           19,662               30,965
Limited partners' minority interest in the operating partnership                               71,420               81,887

-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL MINORITY INTERESTS                                                              334,016              355,550
-----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:

Preferred Stock,    $.01 par value, 25,000,000 shares authorized
  Series A - 8,834,500 and 9,192,000 shares issued and outstanding, respectively                   88                   92
  Series B - 2,000,000 shares issued and outstanding                                               20                   20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 48,246,083 and 49,982,377 shares issued and outstanding, respectively                 482                  500
  Class B - 9,915,313 and 10,283,513 shares issued and outstanding, respectively                   99                  103
Treasury Stock, Class A common, 2,698,400 and 0 shares, respectively and
  Class B common, 368,200 and 0 shares, respectively                                          (63,954)                  --
Additional paid in capital                                                                  1,005,494            1,045,142
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                                            942,229            1,045,857
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $ 2,907,920          $ 2,994,218
===================================================================================================================================

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

--------------------------------------------------------------------------------
DEBT SUMMARY AT DECEMBER 31, 2002
(Dollars in thousands)

                                                            DEBT BREAKDOWN
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of         Weighted Average        Weighted Average
                                                        Balance             Total          Interest Rate         Maturity (Years)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                               $  740,012             49.1%              7.3%                  9.0
Fixed Rate Senior Unsecured Notes (a)                    499,305             33.2%              7.4%                  4.6
Variable Rate Unsecured Credit Facility                  267,000             17.7%              4.3%                  3.0
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                                $1,506,317            100.0%              6.8%                  6.5
===================================================================================================================================

                                                    DEBT AMORTIZATION AND MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                              Secured Debt                       Senior Unsecured          Unsecured Credit
Year                Amortization          Due at Maturity               Notes                   Facility                Total

-----------------------------------------------------------------------------------------------------------------------------------
2003                      12,300                        0                                                                 12,300
2004                      13,169                    2,616               100,000                                          115,785
2005                      14,167                   18,553                                          267,000               299,720
2006                      13,785                  129,920                                                                143,705
2007                      11,305                   60,539               200,000                                          271,844
2008                      10,357                        0                                                                 10,357
2009                       9,991                  100,254               200,000                                          310,245
2010                       7,818                   28,423                                                                 36,241
2011                       5,571                  217,592                                                                223,163
2012                       3,527                        0                                                                  3,527
Thereafter                80,125                        0                                                                 80,125
-----------------------------------------------------------------------------------------------------------------------------------

Total Debt              $182,115                 $557,897              $500,000 (a)               $267,000            $1,507,012
===================================================================================================================================

                                                          PROPERTY MORTGAGE DETAIL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Interest          Maturity         Amortization
Property                                                   $ Outstanding          Rate             Date           Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
80 Orville Drive, Islip, NY                                        2,616         10.10%         February -04       Interest only
395 North Service Road, Melville, NY                              19,709          6.45%          October -05       $34k per month
200 Summit Lake Drive, Valhalla, NY                               19,373          9.25%          January -06            25
1350 Avenue of the Americas, NY, NY                               74,631          6.52%           June-06               30
Landmark Square, Stamford, CT                                     45,090          8.02%          October -06            25
100 Summit Lake Drive, Valhalla, NY                               19,101          8.50%            April-07             15
333 Earle Ovington Blvd., Mitchel Field, NY (b)                   53,864          7.72%           August-07             25
810 Seventh Avenue, NY,NY                                         82,854          7.73%           August-09             25
100 Wall Street, NY, NY                                           35,904          7.73%           August-09             25
6900 Jericho Turnpike, Syosset, NY                                 7,348          8.07%            July-10              25
6800 Jericho Turnpike, Syosset, NY                                13,922          8.07%            July-10              25
580 White Plains Road, Tarrytown, NY                              12,685          7.86%         September-10            25
919 Third Avenue, NY, NY (c)                                     246,651         6.867%           August-11             30
110 Bi -County Blvd., Farmingdale, NY                              3,635         9.125%          November-12            20
One Orlando Center, Orlando, FL (d)                               38,366          6.82%          November -27           28
120 West 45th Street, NY,NY (d)                                   64,263          6.82%          November -27           28

-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                                          $740,012          7.26%
===================================================================================================================================

-------------------------------------------------------------------------------

(a) These notes were issued at an aggregate discount of $1,005,500, which is being amortized over the term of the Senior Unsecured Notes to which they relate. Current unamortized discount is approximately $694,678

(b) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount is approximately $32.3 million

(c) The Company has a 51% membership interest in this property and its proportionate share of the aggregate principal amount is approximately $125.8 million

(d)    Subject to interest rate adjustment on November 1, 2004.
       In addition, the Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $7.5 million.

--------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
PREFERRED SECURITIES AT DECEMBER 31, 2002
(in thousands)

The following table sets forth certain information regarding the Company's preferred securites as of December 31, 2002.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Liquidation           Current    Conversion price
Security                                                      Preference Value         Yield        Per Share        Issuance date
-----------------------------------------------------------------------------------------------------------------------------------
7 5/8 % Series A Convertible Cumulative Preferred Stock            $220,863            7.625%        $28.51           April 1998
Series B Convertible Cumulative Preferred Stock                      50,000            8.850%        $26.05           June 1999
Series B Preferred Units of Limited Partnership Interest              3,081            5.560%        $32.51           April 1998
Series C Preferred Units of Limited Partnership Interest             10,581            5.560%        $29.39           April 1998
Series D Preferred Units of Limited Partnership Interest              6,000            5.560%        $29.12           July 1998


-----------------------------------------------------------------------------------------------------------------------------------

Total                                                              $290,525
-----------------------------------------------------------------------------------------------------------------------------------











                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE - CONSOLIDATED
For the 3 month period December 31, 2002 vs. December 31, 2001
(In thousands)


                                REGIONAL BREAKDOWN                                             PROPERTY TYPE BREAKDOWN
                                ------------------                                             -----------------------
                                 CASH REVENUE (a)                                                   CASH REVENUE (a)
                   4Q02         4Q01       $ Change   % Change                        4Q02        4Q01        $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  35,972    $  34,586    $  1,386      4.0 %      Office          $ 103,673    $  94,670    $  9,003      9.5 %
Westchester      $  19,463    $  20,060    $   (597)    (3.0)%      Industrial (b)  $   9,687    $   9,378    $    309      3.3 %
Connecticut      $   8,547    $   8,545    $      2      0.0 %      R&D             $   3,426    $   3,613    $   (186)    (5.2)%
New Jersey       $  12,693    $  12,979    $   (286)    (2.2)%      ---------------------------------------------------------------
New York City    $  40,111    $  31,489    $  8,622     27.4 %      Total           $ 116,786    $ 107,661    $  9,126      8.5 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $ 116,786    $ 107,661    $  9,126      8.5 %
---------------------------------------------------------------

                                 GAAP REVENUE (a)                                                     GAAP REVENUE (a)
                   4Q02         4Q01       $ Change    % Change                         4Q02         4Q01     $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  37,113    $  35,883    $  1,230      3.4 %      Office          $ 108,852    $ 103,419    $  5,433      5.3 %
Westchester      $  21,218    $  20,502    $    716      3.5 %      Industrial (b)  $  10,114    $   9,736    $    378      3.9 %
Connecticut      $   8,718    $   8,666    $     53      0.6 %      R&D             $   3,555    $   3,594    $    (39)    (1.1)%
New Jersey       $  12,982    $  13,052    $    (70)    (0.5)%      ---------------------------------------------------------------
New York City    $  42,488    $  38,645    $  3,843      9.9 %      Total           $ 122,520    $ 116,748    $  5,772      4.9 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $ 122,520    $ 116,748    $  5,772      4.9 %
---------------------------------------------------------------

                                OPERATING EXPENSES                                                 OPERATING EXPENSES
                   4Q02         4Q01       $ Change   % Change                          4Q02         4Q01     $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $   6,191    $   6,183    $      8      0.1 %      Office          $  22,952    $  21,863    $  1,089      5.0 %
Westchester      $   5,206    $   4,837    $    370      7.6 %      Industrial (b)  $     780    $     561    $    220     39.2 %
Connecticut      $   2,306    $   2,361    $    (55)    (2.3)%      R&D             $     439    $     774    $   (335)   (14.4)%
New Jersey       $   2,209    $   2,200    $      9      0.4 %      ---------------------------------------------------------------
New York City    $   8,259    $   7,616    $    642      8.4 %      Total           $  24,172    $  23,198    $    974      9.0 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  24,172    $  23,198    $    974      4.2 %
---------------------------------------------------------------
                                 REAL ESTATE TAXES                                               REAL ESTATE TAXES
                   4Q02         4Q01       $ Change   % Change                          4Q02         4Q01     $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $   6,404    $   6,161    $    243      4.0 %      Office          $  17,285    $  14,860    $  2,425      10.0%
Westchester      $   2,801    $   2,397    $    405     16.9 %      Industrial (b)  $   1,746    $   1,640    $    106       6.5%
Connecticut      $     776    $     741    $     35      4.7 %      R&D             $     507    $     504    $      3       0.6%
New Jersey       $   1,673    $   1,681    $     (8)    (0.5)% -----------------------------------------------------------------
New York City    $   7,883    $   6,025    $  1,859     30.9 %      Total           $  19,538    $  17,004    $  2,534      14.9%
--------------------------------------------------------------- -----------------------------------------------------------------
Total            $  19,538    $  17,004    $  2,534     14.9 %
---------------------------------------------------------------

                                     CASH NOI                                                          CASH NOI
                   4Q02        4Q01        $ Change   % Change                          4Q02         4Q01     $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  23,376    $  22,242    $  1,134      5.1 %      Office          $  63,436    $  57,946    $  5,489      9.5 %
Westchester      $  11,455    $  12,827    $ (1,371)   (10.7)%      Industrial (b)  $   7,160    $   7,178    $    (17)    (0.2)%
Connecticut      $   5,465    $   5,443    $     22      0.4 %      R&D             $   2,480    $   2,335    $    145      6.2 %
New Jersey       $   8,811    $   9,099    $   (288)    (3.2)%      ---------------------------------------------------------------
New York City    $  23,969    $  17,848    $  6,121     34.3 %      Total           $  73,076    $  67,459    $  5,617      8.3 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  73,076    $  67,459    $  5,617      8.3 %
---------------------------------------------------------------

                                    GAAP NOI                                                          GAAP NOI
                    4Q02       4Q01        $ Change   % Change                          4Q02         4Q01     $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  24,518    $  23,539    $    979      4.2 %      Office          $  68,615    $  66,696    $  1,919       2.9%
Westchester      $  13,210    $  13,269    $    (58)    (0.4)%      Industrial (b)  $   7,587    $   7,535    $     52       0.7%
Connecticut      $   5,636    $   5,563    $     73      1.3 %      R&D             $   2,609    $   2,316    $    293      12.6%
New Jersey       $   9,100    $   9,172    $    (72)    (0.8)%      ---------------------------------------------------------------
New York City    $  26,346    $  25,004    $  1,342      5.4 %      Total           $  78,810    $  76,547    $  2,264       3.0%
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  78,810    $  76,547    $  2,264      3.0 %
---------------------------------------------------------------

(a) Excludes lease termination fees
(b) Includes two retail properties.

Note: Including the one office property located in Orlando, Florida the cash NOI same store performance was 7.7% and the GAAP NOI same store performance was 2.6%.

----------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE - NET OF MINORITY INTERESTS IN JOINT VENTURES
For the 3 month period December 31, 2002 vs. December 31, 2001
(In thousands)

                                   REGIONAL BREAKDOWN                                        PROPERTY TYPE BREAKDOWN
                                   ------------------                                        -----------------------
                                    CASH REVENUE (a)                                              CASH REVENUE (a)
                    4Q02         4Q01      $ Change   % Change                         4Q02        4Q01       $ Change   % Change
---------------------------------------------------------------     ------------------------------------------------------------
Long Island      $  31,504    $  30,196    $  1,307      4.3 %      Office          $  87,018    $  81,857    $  5,161      6.3 %
Westchester      $  18,033    $  18,893    $   (860)    (4.6)%      Industrial (b)  $   9,687    $   9,378    $    309      3.3 %
Connecticut      $   7,324    $   7,359    $    (36)    (0.5)%      R&D             $   3,426    $   3,613    $   (186)    (5.2)%
New Jersey       $  11,447    $  11,806    $   (360)    (3.0)%      ------------------------------------------------------------
New York City    $  31,825    $  26,593    $  5,232     19.7 %      Total           $ 100,131    $  94,848    $  5,284      5.6 %
---------------------------------------------------------------     ------------------------------------------------------------
Total            $ 100,131    $  94,848    $  5,284      5.6 %
---------------------------------------------------------------

                                   GAAP REVENUE (a)                                                GAAP REVENUE (a)
                    4Q02         4Q01      $ Change   % Change                        4Q02        4Q01        $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  32,553    $  31,376    $  1,177      3.8 %      Office          $  91,145    $  87,234    $  3,911      4.5 %
Westchester      $  19,761    $  19,310    $    451      2.3 %      Industrial (b)  $  10,114    $   9,736    $    378      3.9 %
Connecticut      $   7,488    $   7,451    $     37      0.5 %      R&D             $   3,555    $   3,594    $    (39)    (1.1)%
New Jersey       $  11,700    $  11,858    $   (158)    (1.3)%      ---------------------------------------------------------------
New York City    $ 33,312     $  30,569    $  2,743      9.0 %      Total           $ 104,813    $ 100,563    $  4,250      4.2 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $ 104,813    $ 100,563    $ 4,250 4.2 %
---------------------------------------------------------------

                               OPERATING EXPENSES                                                OPERATING EXPENSES
                    4Q02        4Q01       $ Change   % Change                        4Q02         4Q01       $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $   5,255    $   5,184    $     72      1.4 %      Office          $  19,550    $  18,646    $    904      4.8 %
Westchester      $   4,944    $   4,594    $    350      7.6 %      Industrial (b)  $     780    $     561    $    220     39.2 %
Connecticut      $   1,995    $   2,073    $    (78)    (3.8)%      R&D             $     439    $     774    $   (335)    (43.2)%
New Jersey       $   1,935    $   2,012    $    (78)    (3.9)%      ---------------------------------------------------------------
New York City    $   6,640    $   6,117    $    523      8.5 %      Total           $  20,770    $  19,980    $    789      3.9 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  20,770    $  19,980    $    789      3.9 %
---------------------------------------------------------------

                                   REAL ESTATE TAXES                                              REAL ESTATE TAXES
                     4Q02         4Q01     $ Change   % Change                         4Q02        4Q01       $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $   5,587    $   5,338    $    249      4.7 %      Office          $  14,405    $  12,347    $  2,058      16.7%
Westchester      $   2,622    $   2,237    $    386     17.2 %      Industrial (b)  $   1,746    $   1,640    $    106       6.5%
Connecticut      $     643    $     616    $     27      4.4 %      R&D             $     507    $     504    $      3       0.6%
New Jersey       $   1,538    $   1,543    $     (5)    (0.3)%      ---------------------------------------------------------------
New York City    $   6,268    $   4,758    $  1,511     31.7 %      Total           $  16,658    $  14,491    $  2,167      15.0%
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  16,658    $  14,491    $  2,167     15.0 %
---------------------------------------------------------------

                                      CASH NOI                                                        CASH NOI
                     4Q02        4Q01      $ Change   % Change                       4Q02          4Q01       $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  20,662    $  19,675    $    987      5.0 %      Office          $  53,063    $  50,864    $  2,199      4.3 %
Westchester      $  10,466    $  12,062    $ (1,596)   (13.2)%      Industrial (b)  $   7,160    $   7,178    $    (17)    (0.2)%
Connecticut      $   4,685    $   4,670    $     15      0.3 %      R&D             $   2,480    $   2,335    $    145      6.2 %
New Jersey       $   7,974    $   8,251    $   (277)    (3.4)%      ---------------------------------------------------------------
New York City    $  18,917    $  15,718    $  3,199     20.3 %      Total           $  62,703    $  60,376    $  2,327      3.9 %
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  62,703    $  60,376    $  2,327      3.9 %
---------------------------------------------------------------

                                     GAAP NOI                                                         GAAP NOI
                    4Q02         4Q01      $ Change   % Change                       4Q02         4Q01        $ Change   % Change
---------------------------------------------------------------     ---------------------------------------------------------------
Long Island      $  21,711    $  20,854    $    857      4.1 %      Office          $  57,190    $  56,241    $    949       1.7%
Westchester      $  12,194    $  12,479    $   (285)    (2.3)%      Industrial (b)  $   7,587    $   7,535    $     52       0.7%
Connecticut      $   4,849    $   4,761    $     88      1.8 %      R&D             $   2,609    $   2,316    $    293      12.6%
New Jersey       $   8,227    $   8,303    $    (76)    (0.9)%      ---------------------------------------------------------------
New York City    $  20,404    $  19,694    $    710      3.6 %      Total           $  67,385    $  66,092    $  1,294       2.0%
---------------------------------------------------------------     ---------------------------------------------------------------
Total            $  67,385    $  66,092    $  1,294      2.0 %
---------------------------------------------------------------

(a) Excludes lease termination fees
(b) Includes two retail properties.

Note: Including the one office property located in Orlando, Florida the cash NOI same store performance was 3.3% and the GAAP NOI same store performance was 1.5%.

-----------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-----------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE - CONSOLIDATED
For the 12 month period December 31, 2002 vs. December 31, 2001
(In thousands)


                                REGIONAL BREAKDOWN                                             PROPERTY TYPE BREAKDOWN
                                ------------------                                              -----------------------
                                 CASH REVENUE (a)                                                  CASH REVENUE (a)
                    2002         2001      $ Change   % Change                       2002          2001       $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $ 141,031    $ 135,843    $  5,188      3.8 %      Office          $ 404,231    $ 372,681    $  31,550     8.5 %
Westchester      $  78,103    $  78,240        (136)    (0.2)%      Industrial (b)  $  37,913    $  36,401    $   1,511     4.2 %
Connecticut      $  33,530    $  34,446        (916)    (2.7)%      R&D             $  13,929    $  14,305    $    (376)   (2.6)%
New Jersey       $  51,322    $  51,946        (623)    (1.2)%      ----------------------------------------------------------------
New York City    $ 152,087    $ 122,913      29,174     23.7 %      Total           $ 456,073    $ 423,388    $  32,685     7.7 %
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 456,073    $ 423,388    $ 32,685      7.7 %
--------------------------------------------------------------

                                  GAAP REVENUE (a)                                                  GAAP REVENUE (a)
                    2002         2001      $ Change   % Change                       2002          2001       $ Change  % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $ 146,476    $ 141,951    $  4,525      3.2 %      Office          $ 424,200    $ 411,932    $ 12,268       3.0%
Westchester      $  80,595    $  81,177        (583)    (0.7)%      Industrial (b)  $  39,278    $  38,115    $  1,163       3.1%
Connecticut      $  34,611    $  34,672         (61)    (0.2)%      R&D             $  15,116    $  14,426    $    691       4.8%
New Jersey       $  51,760    $  53,248      (1,488)    (2.8)%      ----------------------------------------------------------------
New York City    $ 165,153    $ 153,424      11,729      7.6 %      Total           $ 478,594    $ 464,472    $ 14,122       3.0%
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 478,594    $ 464,472    $ 14,122      3.0 %
--------------------------------------------------------------

                                  OPERATING EXPENSES                                               OPERATING EXPENSES
                    2002         2001      $ Change   % Change                         2002        2001       $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $  24,366    $  23,080    $  1,286       5.6%      Office          $  90,520    $  84,623    $  5,896      7.0 %
Westchester      $  19,922    $  18,955         967       5.1%      Industrial (b)  $   2,511    $   2,194    $    317     14.4 %
Connecticut      $   8,493    $   8,287         206       2.5%      R&D             $   2,070    $   2,274    $   (204)    (9.0)%
New Jersey       $   8,082    $   8,014          68       0.9%      ----------------------------------------------------------------
New York City    $  34,238    $  30,756       3,482      11.3%      Total           $  95,101    $  89,092    $  6,009      6.7 %
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $  95,101    $  89,092    $  6,009       6.7%
--------------------------------------------------------------

                                  REAL ESTATE TAXES                                                 REAL ESTATE TAXES
                   2002          2001      $ Change   % Change                      2002           2001       $ Change   % Change
--------------------------------------------------------------     ----------------------------------------------------------------
Long Island      $  25,711    $  24,229    $  1,481       6.1%     Office           $  63,701    $  58,112    $  5,589       9.6%
Westchester      $  10,997    $   9,443       1,554      16.5%     Industrial (b)   $   6,995    $   6,597    $    398       6.0%
Connecticut      $   3,036    $   2,917         119       4.1%     R&D              $   2,044    $   1,993    $     51       2.5%
New Jersey       $   6,384    $   6,135         249       4.1%     ----------------------------------------------------------------
New York City    $  26,613    $  23,978       2,634      11.0%     Total            $  72,739    $  66,702    $  6,037       9.1%
--------------------------------------------------------------     ----------------------------------------------------------------
Total            $  72,739    $  66,702    $  6,037       9.1%
--------------------------------------------------------------

                                   CASH NOI                                                          CASH NOI
                    2002         2001      $ Change   % Change                       2002          2001       $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $  90,954    $  88,534    $  2,420      2.7 %      Office          $ 250,011    $ 229,946    $ 20,065      8.7 %
Westchester      $  47,185    $  49,842      (2,657)    (5.3)%      Industrial (b)  $  28,407    $  27,610    $    797      2.9 %
Connecticut      $  22,001    $  23,242      (1,241)    (5.3)%      R&D             $   9,815    $  10,038    $   (223)    (2.2)%
New Jersey       $  36,856    $  37,797        (941)    (2.5)%      ----------------------------------------------------------------
New York City    $  91,237    $  68,179      23,057     33.8 %      Total           $ 288,233    $ 267,594    $ 20,638      7.7 %
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 288,233    $ 267,594    $ 20,638      7.7 %
--------------------------------------------------------------

                                   GAAP NOI                                                          GAAP NOI
                    2002         2001      $ Change   % Change                       2002          2001       $ Change   % Change
--------------------------------------------------------------       ---------------------------------------------------------------
Long Island      $  96,399    $  94,641    $  1,757      1.9 %      Office          $ 269,980    $ 269,197    $    783       0.3%
Westchester      $  49,676    $  52,779      (3,103)    (5.9)%      Industrial (b)  $  29,772    $  29,324    $    448       1.5%
Connecticut      $  23,082    $  23,468        (386)    (1.6)%      R&D             $  11,002    $  10,158    $    844       8.3%
New Jersey       $  37,294    $  39,099      (1,805)    (4.6)%      ----------------------------------------------------------------
New York City    $ 104,302    $  98,690       5,612      5.7 %      Total           $ 310,753    $ 308,679    $  2,075       0.7%
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 310,753    $ 308,679    $  2,075      0.7 %
--------------------------------------------------------------

(a) Excludes lease termination fees and reserves against deferred rents receivable
(b) Includes two retail properties


Note: Including the one office property located in Orlando, Florida the cash NOI same store performance was 7.2% and the GAAP NOI same store performance was 0.4%.

-----------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-----------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE - NET OF MINORITY INTEREST IN JOINT VENTURES
For the 12 month period December 31, 2002 vs. December 31, 2001
(In thousands)

                                  REGIONAL BREAKDOWN                                          PROPERTY TYPE BREAKDOWN
                                  ------------------                                          -----------------------
                                   CASH REVENUE (a)                                                CASH REVENUE (a)
                    4Q02         4Q01      $ Change   % Change                        4Q02         4Q01       $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $ 123,369    $ 118,567    $  4,802      4.1 %      Office          $ 341,194    $ 323,199      17,994       5.6%
Westchester      $  73,435    $  73,902    $   (466)    (0.6)%      Industrial (b)  $  37,913    $ 36,401        1,511       4.2%
Connecticut      $  28,730    $  29,762    $ (1,032)    (3.5)%      R&D             $  13,929    $ 14,305         (376)      2.6%
New Jersey       $  46,237    $  47,178    $   (941)    (2.0)% ----------------------------------------------------------------
New York City    $ 121,264    $ 104,497    $ 16,767     16.0 % Total                $ 393,035    $ 373,906      19,129       5.1%
-------------------------------------------------------------- ----------------------------------------------------------------
Total            $ 393,035    $ 373,906    $ 19,129      5.1 %
--------------------------------------------------------------

                                  GAAP REVENUE (a)                                                   GAAP REVENUE (a)
                     4Q02       4Q01       $ Change   % Change                        4Q02         4Q01       $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $ 128,359    $ 123,920    $  4,439      3.6 %      Office          $ 355,180    $ 348,204       6,977       2.0%
Westchester      $  75,863    $  76,762    $   (899)    (1.2)%      Industrial (b)  $  39,278    $  38,115       1,163       3.1%
Connecticut      $  29,766    $  29,883    $   (117)    (0.4)%      R&D             $  15,116    $  14,426         691       4.8%
New Jersey       $  46,555    $  48,311    $ (1,756)    (3.6)%      ----------------------------------------------------------------
New York City    $ 129,032    $ 121,869    $  7,163      5.9 %      Total           $ 409,574    $ 400,744       8,830       2.2%
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 409,574    $ 400,744    $  8,830      2.2 %
--------------------------------------------------------------

                                 OPERATING EXPENSES                                                OPERATING EXPENSES
                    4Q02        4Q01       $ Change   % Change                        4Q02         4Q01       $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $  20,466    $  19,280    $  1,186      6.2 %      Office          $  76,627    $  72,351       4,276       5.9 %
Westchester      $  18,936    $  17,975    $    961      5.3 %      Industrial (b)  $   2,511    $   2,194         317      14.4 %
Connecticut      $   7,446    $   7,295    $    151      2.1 %      R&D             $   2,070    $   2,274        (204)     (9.0)%
New Jersey       $   7,173    $   7,224    $    (51)    (0.7)%      ----------------------------------------------------------------
New York City    $  27,188    $  25,046    $  2,142      8.6 %      Total           $  81,209    $  76,819       4,389       5.7 %
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $  81,209    $  76,819    $  4,389      5.7 %
--------------------------------------------------------------

                                REAL ESTATE TAXES                                                  REAL ESTATE TAXES
                    4Q02       4Q01        $ Change   % Change                       4Q02         4Q01        $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $  22,419    $  21,125    $  1,294       6.1%      Office           $ 53,141    $  48,303       4,838      10.0%
Westchester      $  10,294    $   8,802    $  1,492      17.0%      Industrial (b)   $  6,995    $   6,597         398       6.0%
Connecticut      $   2,521    $   2,426    $     95       3.9%      R&D              $  2,044    $   1,993          51       2.5%
New Jersey       $   5,863    $   5,603    $    260       4.6%      ----------------------------------------------------------------
New York City    $  21,083    $  18,939    $  2,145      11.3%      Total            $ 62,180    $  56,894       5,286       9.3%
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $  62,180    $  56,894    $  5,286       9.3%
--------------------------------------------------------------

                                    CASH NOI                                                          CASH NOI
                     4Q02      4Q01         $ Change  % Change                        4Q02        4Q01        $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $  80,484    $  78,162    $  2,322      3.0 %      Office          $ 211,425    $ 202,545    $  8,880      4.4 %
Westchester      $  44,206    $  47,125    $ (2,920)    (6.2)%      Industrial (b)  $  28,407    $  27,610    $    797      2.9 %
Connecticut      $  18,763    $  20,041    $ (1,278)    (6.4)%      R&D             $   9,815    $  10,038    $   (223)     (2.2)%
New Jersey       $  33,201    $  34,352    $ (1,151)    (3.3)%      ----------------------------------------------------------------
New York City    $  72,993    $  60,512    $ 12,481     20.6 %      Total           $ 249,647    $ 240,193    $  9,454      3.9 %
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 249,647    $ 240,193    $ 9,454       3.9 %
--------------------------------------------------------------

                                    GAAP NOI                                                          GAAP NOI
                     4Q02       4Q01       $ Change   % Change                       4Q02         4Q01        $ Change   % Change
--------------------------------------------------------------      ----------------------------------------------------------------
Long Island      $  85,474    $  83,515    $  1,959      2.3 %      Office          $ 225,412    $ 227,549    $ (2,137)    (0.9)%
Westchester      $  46,633    $  49,985    $ (3,353)    (6.7)%      Industrial (b)  $  29,772    $  29,324    $    448      1.5 %
Connecticut      $  19,799    $  20,162    $   (363)    (1.8)%      R&D             $  11,002    $  10,158    $    844      8.3 %
New Jersey       $  33,519    $  35,484    $ (1,966)    (5.5)%      ----------------------------------------------------------------
New York City    $  80,761    $  77,884    $  2,877      3.7 %      Total           $ 266,186    $ 267,031    $   (845)    (0.3)%
--------------------------------------------------------------      ----------------------------------------------------------------
Total            $ 266,186    $ 267,031    $   (845)    (0.3)%
--------------------------------------------------------------

(a) Excludes lease termination fees
(b) Includes two retail properties.

Note: Including the one office property located in Orlando, Florida the cash NOI same store performance was 3.8% and the GAAP NOI same store performance was -0.4%.

-----------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT
Based on 4th quarter 2002

                                               GAAP CONSOLIDATED AMOUNTS (a)                        PRO FORMA AMOUNTS (b)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
                                      Square        Cash        Cash        GAAP         Square        Cash       Cash       GAAP
                                       Feet        Revenue       NOI         NOI          Feet        Revenue      NOI        NOI
-----------------------------------------------------------------------------------------------------------------------------------
  Long Island
      Office                            19%          22%         22%          21%          18%          21%        21%        21%
      Industrial (c)                    29%           9%         11%          11%          31%          11%        12%        12%
-----------------------------------------------------------------------------------------------------------------------------------
        Subtotal - Long Island          48%          31%         33%          32%          49%          32%        33%        33%

  Westchester
      Office                            15%          15%         14%          14%          16%          17%        15%        16%
      Industrial                         1%           0%          0%           1%           1%           0%         1%         0%
-----------------------------------------------------------------------------------------------------------------------------------
         Subtotal - Westchester         16%          15%         14%          15%          17%          17%        16%        16%

  Connecticut
      Office                             5%           7%          7%           6%           5%           7%         6%         6%
      Industrial                         2%           1%          1%           1%           2%           0%         1%         1%
-----------------------------------------------------------------------------------------------------------------------------------
         Subtotal - Connecticut          7%           8%          8%           7%           7%           7%         7%         7%

  New Jersey
      Office                            10%          10%         11%          12%          10%          11%        12%        13%
      Industrial                         2%           1%          1%           1%           2%           1%         1%         1%
-----------------------------------------------------------------------------------------------------------------------------------
         Subtotal - New Jersey          12%          11%         12%          13%          12%          12%        13%        14%

  New York City
      Office                            17%          35%         33%          33%          15%          32%        31%        30%
-----------------------------------------------------------------------------------------------------------------------------------
         Subtotal - New York City       17%          35%         33%          33%          15%          32%        31%        30%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------
      Office                            66%          89%        87%           86%          64%          88%        85%        86%
      Industrial                        34%          11%        13%           14%          36%          12%        15%        14%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 SUBURBAN VS CBD ( OFFICE SPACE ONLY )
-----------------------------------------------------------------------------------------------------------------------------------
Suburban                                62%          50%        50%           51%          64%          52%        52%        53%
CBD                                     38%          50%        50%           49%          36%          48%        48%        47%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Information in accordance with GAAP accounting
(b) Adjusted for pro rata share of consolidated and unconsolidated joint venture properties
(c) Includes 2 retail properties

Note: The Company also owns a 357,000 square foot office building in Orlando, FL. Percentage calculations exclude this property

-----------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

----------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of December 31, 2002
----------------------------------------------------------------------------

                                          NUMBER OF                       RENTABLE (1)           OCCUPANCY            OCCUPANCY
                                          BUILDINGS                       SQUARE FEET           AS OF 9/30/02       AS OF 12/31/02
                                        -------------------------------------------------------------------------------------------
OFFICE
    LONG ISLAND                              25                             3,954,921               94.2%               94.4%
         Eastern Nassau                       2                               299,276               96.6%               97.9%
         Central Nassau                       8                             1,816,703               97.3%               97.0%
         Western Nassau                       2                                67,758               92.0%               98.6%
         Central Suffolk                      1                               185,475               88.8%               90.4%
         Western Suffolk                     12                             1,585,709               91.0%               91.1%

   NEW JERSEY                                16                             1,969,209               92.9%               95.8%
         Clifton/Passaic                      1                               193,574              100.0%              100.0%
         Parsippany                           2                               189,020               81.1%               85.8%
         Princeton / Rt. 1 Corridor           3                               131,727              100.0%              100.0%
         Rt. 23/GSP Corridor                  1                               130,009              100.0%              100.0%
         Rt. 280 Corridor                     5                               536,687               84.6%               92.8%
         Rt. 4 Corridor                       1                               219,550               94.8%               94.9%
         Short Hills                          3                               568,642               98.0%               98.9%

   NEW YORK CITY                              5                             3,488,484               98.4%               97.8%
         100 Wall Street                      1                               457,678               99.2%              100.0%
         1350 Avenue of the Americas          1                               543,415               99.3%               91.9%
         919 Third Avenue                     1                             1,355,239              100.0%              100.0%
         120 West 45th Street                 1                               441,175               96.6%               97.0%
         810 Seventh Avenue                   1                               690,977               95.2%               97.0%

   WESTCHESTER                               21                             3,047,088               94.1%               94.3%
         Rye Brook                            6                               543,751               95.4%               94.9%
         Tarrytown                            7                             1,054,677               90.3%               93.6%
         Valhalla                             5                               856,462              100.0%               95.5%
         White Plains                         2                               505,084               89.9%               92.2%
         Standalone                           1                                87,114              100.0%              100.0%

   CONNECTICUT                                8                             1,089,331               94.8%               97.7%
         Stamford                             8                             1,089,331               94.8%               97.7%
                                        -------------------------------------------------------------------------------------------
                     TOTAL OFFICE             75                           13,549,033               95.1%               95.7%
                                        -------------------------------------------------------------------------------------------
INDUSTRIAL

   LONG ISLAND                                76                            5,086,301               95.4%               98.5%
         Airport Industrial Plaza             17                            1,212,113               98.3%               98.7%
         Hauppauge Industrial Park            40                            2,221,192               91.7%               98.5%
         Islip                                 6                              212,524               85.7%               85.7%
         Melville / Farmingdale                9                              902,435              100.0%              100.0%
         Standalone                            4                              538,037              100.0%              100.0%

   NEW JERSEY                                  4                              189,468              100.0%              100.0%
         Western Morris County                 4                              189,468              100.0%              100.0%

   WESTCHESTER                                 1                               92,000              100.0%              100.0%
         Standalone                            1                               92,000              100.0%              100.0%
                                        -------------------------------------------------------------------------------------------
                     TOTAL INDUSTRIAL         81                            5,367,769               95.6%               98.5%
                                        -------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT

   LONG ISLAND                                17                              717,728               95.8%               96.0%
         Airport Industrial Plaza              4                               77,298              100.0%              100.0%
         Hauppauge Industrial Park             9                              320,494               90.6%                91.1%
         Melville / Farmingdale                3                              284,936              100.0%              100.0%
         Standalone                            1                               35,000              100.0%              100.0%

   NEW JERSEY                                  1                              130,793               69.3%               69.3%
         Rt. 287 Corridor                      1                              130,793               69.3%               69.3%

   WESTCHESTER                                 1                               47,690              100.0%              100.0%
         Standalone                            1                               47,690              100.0%              100.0%

   CONNECTICUT                                 1                              452,414               54.3%               54.3%
         Standalone                            1                              452,414               54.3%               54.3%
                                        -------------------------------------------------------------------------------------------
                     TOTAL R& D               20                            1,348,625               79.5%               79.6%
                                        -------------------------------------------------------------------------------------------
RETAIL

   LONG ISLAND                                 2                               18,537               81.8%               84.8%
         Standalone                            2                               18,537               81.8%               84.8%
                                        -------------------------------------------------------------------------------------------
                     TOTAL RETAIL              2                               18,537               81.8%               84.8%
                                        -------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO                              178                           20,283,964               94.2%               95.4%
-----------------------------------------------------------------------------------------------------------------------------------
                                                           SQUARE FEET AS A % OF                            NOI AS A % OF
                                                  ------------------------------------------ --------------------------------------
                                                  PROPERTY TYPE           TOTAL PORTFOLIO    PROPERTY TYPE          TOTAL PORTFOLIO
                                                  ------------------------------------------ --------------------------------------
OFFICE

    LONG ISLAND                                        29.2%                  19.5%               24.9%                  21.7%
         Eastern Nassau                                 2.2%                   1.5%                1.8%                   1.6%
         Central Nassau                                13.4%                   9.0%               12.1%                  10.6%
         Western Nassau                                 0.5%                   0.3%                0.4%                   0.4%
         Central Suffolk                                1.4%                   0.9%                1.2%                   1.0%
         Western Suffolk                               11.7%                   7.8%                9.4%                   8.2%

    NEW JERSEY                                         14.5%                   9.7%               13.1%                  11.4%
         Clifton/Passaic                                1.4%                   1.0%                1.1%                   0.9%
         Parsippany                                     1.4%                   0.9%                1.4%                   1.2%
         Princeton / Rt. 1 Corridor                     1.0%                   0.6%                1.0%                   0.9%
         Rt. 23/GSP Corridor                            1.0%                   0.6%                0.8%                   0.7%
         Rt. 280 Corridor                               4.0%                   2.6%                2.8%                   2.4%
         Rt. 4 Corridor                                 1.6%                   1.1%                1.5%                   1.3%
         Short Hills                                    4.2%                   2.8%                4.5%                   3.9%

    NEW YORK CITY                                      25.7%                  17.2%               38.4%                  33.5%
         100 Wall Street                                3.4%                   2.3%                4.0%                   3.5%
         1350 Avenue of the Americas                    4.0%                   2.7%                5.4%                   4.7%
         919 Third Avenue                              10.0%                   6.7%               15.3%                  13.3%
         120 West 45th Street                           3.3%                   2.2%                7.0%                   6.1%
         810 Seventh Avenue                             5.1%                   3.4%                6.8%                   5.9%

   WESTCHESTER                                         22.5%                  15.0%               15.7%                  13.7%
         Rye Brook                                      4.0%                   2.7%                2.4%                   2.1%
         Tarrytown                                      7.8%                   5.2%                4.6%                   4.0%
         Valhalla                                       6.3%                   4.2%                4.9%                   4.3%
         White Plains                                   3.7%                   2.5%                3.2%                   2.8%
         Standalone                                     0.6%                   0.4%                0.6%                   0.5%

   CONNECTICUT                                          8.0%                   5.4%                7.8%                   6.8%
         Stamford                                       8.0%                   5.4%                7.8%                   6.8%
                                              -------------------------------------------------------------------------------------
                     TOTAL OFFICE                     100.0%                  66.8%              100.0%                  87.2%
                                              -------------------------------------------------------------------------------------

INDUSTRIAL
    LONG ISLAND                                        94.8%                  25.1%               91.6%                   8.9%
         Airport Industrial Plaza                      22.6%                   6.0%               24.9%                   2.4%
         Hauppauge Industrial Park                     41.4%                  11.0%               34.1%                   3.3%
         Islip                                          4.0%                   1.0%                2.3%                   0.2%
         Melville / Farmingdale                        16.8%                   4.4%               20.2%                   2.0%
         Standalone                                    10.0%                   2.7%               10.1%                   1.0%

    NEW JERSEY                                          3.5%                   0.9%                5.7%                   0.6%
         Western Morris County                          3.5%                   0.9%                5.7%                   0.6%

    WESTCHESTER                                         1.7%                  0.5%                 2.7%                   0.3%
         Standalone                                     1.7%                  0.5%                 2.7%                   0.3%
                                                 ----------------------------------------------------------------------------------
                     TOTAL INDUSTRIAL                 100.0%                 26.5%               100.0%                   9.7%
                                                 ----------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT
    LONG ISLAND                                        53.2%                  3.5%                67.6%                   2.1%
         Airport Industrial Plaza                       5.7%                  0.4%                 6.9%                   0.2%
         Hauppauge Industrial Park                     23.8%                  1.6%                29.1%                   0.9%
         Melville / Farmingdale                        21.1%                  1.4%                26.7%                   0.8%
         Standalone                                     2.6%                  0.2%                 4.9%                   0.2%

    NEW JERSEY                                          9.7%                  0.6%                 2.6%                   0.3%
         Rt. 287 Corridor                               9.7%                  0.6%                 2.6%                   0.3%

    WESTCHESTER                                         3.5%                  0.2%                 1.8%                   0.2%
         Standalone                                     3.5%                  0.2%                 1.8%                   0.2%

    CONNECTICUT                                         8.4%                  2.2%                 5.9%                   0.6%
         Standalone                                    33.5%                  2.2%                 5.9%                   0.6%
                                                  ---------------------------------------------------------------------------------
                     TOTAL R& D                       100.0%                  6.6%               100.0%                   3.1%
                                                  ---------------------------------------------------------------------------------
RETAIL
    LONG ISLAND                                       100.0%                  0.1%               100.0%                   0.1%
         Standalone                                   100.0%                  0.1%               100.0%                   0.1%
                                                  ---------------------------------------------------------------------------------
                     TOTAL RETAIL                     100.0%                  0.1%               100.0%                   0.1%
                                                  ---------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO                                       100.0%                100.0%               100.0%                 100.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Rentable square feet excludes amenity and storage space
(2) Statistics above exclude 800 North Magnolia Avenue, a 355,000 square foot office building (81.5% occupied) located in Orlando Florida.

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASING STATISTICS
For the 3 months ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
                                                    EXECUTED LEASES (a)
-------------------------------------------------------------------------------------------------------------------------------
                                                      # of           Total       Average          Average           Average
                                                   Transactions      Sq. Ft.     Base Rent      Effective Rent    Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
         Long Island                                    12           50,542      $   26.48            $   23.16       5.5
         Westchester                                    14           63,945      $   24.64            $   22.84       4.7
         Connecticut                                     7           78,951      $   37.62            $   36.80       2.4
         New Jersey                                     11          121,722      $   24.62            $   21.02       6.5
         New York City                                   5           53,545      $   34.04            $   30.25       6.0
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average                                 49          368,705      $   29.03            $   26.35       5.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
         Long Island                                    12          324,873      $    6.59            $   5.93        7.9
         New Jersey                                      2            5,750      $   11.30            $  10.30        3.2
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average                                 14          330,623      $    6.67            $   6.01        7.8
-----------------------------------------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT PORTFOLIO
         Long Island
            Operational                                  0                0      $    0.00            $   0.00        0.0
            Development                                  0                0      $    0.00            $   0.00        0.0
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average                                  0                0      $    0.00            $   0.00        0.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS                                        63          699,328
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            SAME SPACE STATISTICS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           Total                        Base Rent                                    GAAP Rent
Property Type              Sq. Ft.      Expiration      Current (b)     % Change      Expiration     Current (b)    % Change
----------------------------------------------------------------------------------------------------------------------------------
Office
       New                214,916      $   27.77          $   29.50         6.2%       $   26.75      $   29.12        8.9%
       Renewal            153,789      $   24.83          $   26.09         5.1%       $   24.72      $   27.33       10.6%
----------------------------------------------------------------------------------------------------------------------------------
Total                     368,705      $   26.54          $   28.08         5.8%       $   25.90      $   28.37        9.5%

Industrial
       New                270,965      $    6.52          $    5.78       -11.3%        $   5.73       $   6.32        10.3%
       Renewal             59,658      $    7.69          $    7.92         3.0%        $   7.15       $   8.44        18.0%
----------------------------------------------------------------------------------------------------------------------------------
Total                     330,623      $    6.73          $    6.17        -8.3%        $   5.99       $   6.70        11.9%

Research & Development
       New                      0      $    0.00          $    0.00         0.0%        $   0.00       $   0.00         0.0%
       Renewal                  0      $    0.00          $    0.00         0.0%        $   0.00       $   0.00         0.0%
----------------------------------------------------------------------------------------------------------------------------------
Total                           0      $    0.00          $    0.00         0.0%        $   0.00       $   0.00         0.0%
                                       $    6.73          $    6.17        -8.3%        $   5.99       $   6.70        11.9%
----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average   699,328      $   17.17          $   17.72         3.2%        $  16.49       $  18.13         9.9%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                  TENANT RETENTION
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Leases            Sq. Ft             Sq. Ft        Renewal
Property Type                    Expiring (c)      Expiring (c)        Renewing      Percentage
---------------------------------------------------------------------------------------------------------------------------------
Office                               54              392,597            153,789         39.2%
Industrial                           10               84,751             59,658         70.4%
Research & Development                0                    0                  0          0.0%
---------------------------------------------------------------------------------------------------------------------------------
Totals                               64              477,348            213,447         44.7%
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASING STATISTICS
For the 12 months ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                 EXECUTED LEASES (A)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  # of                Total               Average               Average                Average
                              Transactions            Sq. Ft.            Base Rent           Effective Rent          Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
Long Island                        55                 355,304          $     29.44            $   25.64                6.6
Westchester                        65                 601,578          $     25.48            $   21.91                7.4
Connecticut                        21                 131,441          $     34.69            $   33.33                3.3
New Jersey                         31                 387,229          $     28.48            $   24.31                7.5
New York City                      32                 264,645          $     47.18            $   42.73                8.4
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average           204               1,740,197          $     30.95            $   27.23                7.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
Long Island                        42                 864,365          $      6.45            $    5.96                6.0
New Jersey                          2                   5,750          $     11.30            $   10.30                3.2
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average            44                 870,115          $      6.48            $    5.99                6.0
-----------------------------------------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT PORTFOLIO
Long Island
Operating                           7                 168,971          $     14.98            $   12.62                7.9
Development                         0                       0          $      0.00            $    0.00                0.0
New Jersey                          0                       0          $      0.00            $    0.00                0.0
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average             7                 168,971          $     14.98            $   12.62                7.9
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS                  255               2,779,283
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       SAME SPACE STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                            Total                        Base Rent                                     GAAP Rent
Property Type               Sq. Ft.     Expiration      Current (b)      % Change      Expiration     Current (b)      % Change
-----------------------------------------------------------------------------------------------------------------------------------
Office

     New                    903,470     $    26.12     $     28.75        10.1%        $    25.67     $     29.49        14.9%
     Renewal                496,763     $    24.78     $     26.63         7.5%        $    24.33     $     27.18        11.7%
-----------------------------------------------------------------------------------------------------------------------------------
Total                     1,400,233     $    25.64     $     28.00         9.2%        $    25.19     $     28.67        13.8%

Industrial
     New                    462,562     $     6.27     $      6.07        -3.2%        $     5.66     $      6.50        14.8%
     Renewal                407,550     $     5.96     $      6.24         4.7%        $     5.59     $      6.33        13.2%
-----------------------------------------------------------------------------------------------------------------------------------
Total                       870,112     $     6.12     $      6.15         0.5%        $     5.63     $      6.42        14.0%

Research & Development
     New                     18,402     $    11.79     $     12.24         3.8%        $    10.82     $      13.45       24.3%
     Renewal                 52,830     $     9.12     $      9.71         6.5%        $     8.84     $      10.05       13.7%
-----------------------------------------------------------------------------------------------------------------------------------
Total                        71,232     $     9.81     $     10.36         5.6%        $     9.35     $      10.93       16.9%
                                        $     6.40     $      6.47         1.1%        $     5.91     $       6.76       14.4%
-----------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average   2,341,577     $    17.90     $     19.34         8.0%        $    17.44     $      19.86       13.9%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                   TENANT RETENTION
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                         Leases                     Sq. Ft                 Sq. Ft            Renewal
Property Type                          Expiring (c)                Expiring (c)           Renewing          Percentage
-----------------------------------------------------------------------------------------------------------------------
Office                                    156                     1,019,412               486,847             47.8%
Industrial                                 33                       584,740               472,550             80.8%
Research & Development                      4                        21,503                16,883             78.5%
-----------------------------------------------------------------------------------------------------------------------
Totals                                    193                     1,625,655               976,280             60.1%
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASE ACTIVITY
As of December 31, 2002
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          RENEWAL
                                    NEW LEASES         AT EXPIRATION      EARLY RENEWAL  EXSPANSIONS       TOTAL PORTFOLIO
REGION                              #        SF         #       SF        #       SF     #     SF            #        SF
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES
         Connecticut                1       45,490         4      28,177       0          0     1      2,760      6      76,427
         Long Island                5       14,225         4      29,703       1      5,609     2      3,529     12      53,066
         New Jersey                 6       67,632         3      19,255       2     34,330     1        505     12     121,722
         New York City              2       17,516         0           0       1     17,895     2     18,134      5      53,545
         Westchester                9       38,628         5      25,317       0          0     0          0     14      63,945
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL -OFFICE                   23      183,491        16     102,452       4     57,834     6     24,928     49     368,705
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
         Long Island                5      254,665         4      39,700       1     16,508     2     14,000     12     324,873
         New Jersey                 1        2,300         1       3,450       0          0     0          0      2       5,750
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL -INDUSTRIAL                6      256,965         5      43,150       1     16,508     2     14,000     14     330,623
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTAL                    29      440,456        21     145,602       5     74,342     8     38,928     63     699,328

                                                63%                   21%                11%               5%               100%
-----------------------------------------------------------------------------------------------------------------------------------


HOLDOVERS
                                                                    #                   SF
                                                                ------              ------
                    Long Island Office                               6              36,806
                    Connecticut Office                               4               7,186
                    New Jersey Office                                2              20,126
                    New York City Office                             2              18,882
                    Westchester Office                               2               2,711
                                                                ------              ------
                       sub-total Office                             16              85,711

                    Long Island Industrial                           0                   0
                                                                ------              ------
                    Total Holdovers                                 16              85,711
                                                                ------              ------


EARLY TERMINATIONS
                                                           TERMINATED            RELEASED              VACANT
                                          #                    SF                   SF                   SF
                                       -------             ----------           ----------             ------
OFFICE PROPERTIES
       Long Island Industrial                1              106,515              106,515                    0
       Long Island Office                    5               29,698                2,768               26,930
       New Jersey Office                     2                6,001                6,001                    0
       New York City Office                  6               71,739               20,770               50,969
       Connecticut Office                    1                7,360                7,360                    0
       Westchester Office                    3               15,198               13,486                1,712
                                       -------              -------              -------              -------
                                            18              236,511              156,900               79,611
-------------------------------------------------------------------------------------------------------------

DEFINITIONS:
------------
EARLY TERMINATION: When a tenant vacates their space before contract lease end date. If tenant terminates part of their space, only the portion that has terminated is reflected.

HOLDOVER: Any lease agreement less than 12 months.

RENEWAL: When an existing tenant renews space for longer than 12 months. EARLY RENEWAL: When an existing tenant renews their space 12 months prior to expiration & is renewing for more than 12 months.

EXSPANSION: When an existing tenant takes additional space, renews and takes additional space and early renews and takes additional space. Only the additional space is reflected.

RELOCATIONS: When a tenant "early terminates" to move to another space/building

      A.) If the tenant relocates for less space and extends term for more than 12 months, the amount of contraction is reflected in Early Terminations and the renewal space is reflected in Renewal.

      B.) If the tenant relocates for additional space, whether or not term length is extended, the additional space only is reflected in Expansion.

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE

As of January 1, 2003

                                                             TOTAL PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------
                                    Number of                  Square               % of Total               Cumulative
Year of                               Leases                    Feet                 Portfolio               % of Total
Expiration                           Expiring                 Expiring                 Sq Ft               Portfolio Sq Ft
---------------------------------------------------------------------------------------------------------------------------
2003                                   159                   1,533,361                 7.6%                     7.6%
2004                                   192                   1,622,196                 8.0%                    15.6%
2005                                   244                   2,460,052                12.1%                    27.7%
2006                                   223                   2,649,790                13.1%                    40.7%
2007                                   142                   1,619,006                 8.0%                    48.7%
2008                                    98                   1,420,922                 7.0%                    55.7%
2009 and thereafter                    276                   7,963,703                39.4%                    95.0%
---------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average               1,334                  19,269,030                95.0%                      --
---------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet                                 20,283,964
---------------------------------------------------------------------------------------------------------------------------

                                                            OFFICE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                    Number of                  Square             % of Total                 Cumulative
Year of                               Leases                    Feet                Office                   % of Total
Expiration                           Expiring                 Expiring               Sq Ft                 Portfolio Sq Ft
------------------------------------------------------------------------------------------------------------------------------
2003                                   139                    1,064,852              7.9%                         7.9%
2004                                   151                    1,012,551              7.5%                        15.3%
2005                                   211                    1,804,599             13.3%                        28.7%
2006                                   170                    1,647,446             12.2%                        40.8%
2007                                   110                    1,255,054              9.3%                        50.1%
2008                                    69                      766,199              5.7%                        55.7%
2009 and thereafter                    227                    5,339,943             39.4%                        95.2%
------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average               1,077                   12,890,644             95.2%                          --
------------------------------------------------------------------------------------------------------------------------------
Total Office Portfolio Square Feet                           13,549,033
------------------------------------------------------------------------------------------------------------------------------

                                                        INDUSTRIAL/R&D PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                    Number of                  Square             % of Total                 Cumulative
Year of                               Leases                    Feet             Industrial/R&D              % of Total
Expiration                           Expiring                 Expiring               Sq Ft                 Portfolio Sq Ft
------------------------------------------------------------------------------------------------------------------------------
2003                                    20                    468,509                7.0%                         7.0%
2004                                    41                    609,645                9.1%                        16.0%
2005                                    33                    655,453                9.7%                        25.7%
2006                                    53                  1,002,344               14.9%                        40.6%
2007                                    32                    363,952                5.4%                        46.0%
2008                                    29                    654,723                9.7%                        55.7%
2009 and thereafter                     49                  2,623,760               39.0%                        94.7%
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average                 257                  6,378,386               94.7%                          --
--------------------------------------------------------------------------------------------------------------------------------
Total Industrial/R&D Portfolio Square Feet                  6,734,931
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of January 1, 2003

                                                   LONG ISLAND OFFICE (EXCLUDING OMNI)

---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet          (excluding Omni)       % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           51            312,592                9.3%               9.3%             $25.77           $27.27
2004                           48            293,940                8.7%              18.0%             $23.34           $26.08
2005                           71            367,257               10.9%              28.8%             $23.94           $27.04
2006                           40            159,434                4.7%              33.6%             $26.09           $29.66
2007                           40            427,590               12.7%              46.2%             $24.54           $30.31
2008                           25            349,954               10.4%              56.6%             $22.63           $26.35
2009 and thereafter            68          1,266,600               37.5%              94.1%             $26.41           $32.21
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average        343          3,177,367               94.1%                --                  --               --
---------------------------------------------------------------------------------------------------------------------------------
Total LI Portfolio (excluding Omni)
  Square Feet                              3,376,123
---------------------------------------------------------------------------------------------------------------------------------

                                                                   OMNI

---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet                Omni             % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                            4            71,193               12.3%               12.3%             $31.17           $35.07
2004                            5           113,793               19.7%               32.0%             $27.17           $34.96
2005                            5            44,578                7.7%               39.7%             $27.94           $35.34
2006                            0                --                0.0%               39.7%                 --               --
2007                            2            59,722               10.3%               50.0%             $26.78           $34.63
2008                            2            13,672                2.4%               52.3%             $30.40           $33.99
2009 and thereafter            12           246,335               42.6%               94.9%             $33.16           $39.30
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average         30           549,293               94.9%                 --                  --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Omni Portfolio Square Feet            578,798
-------------------------------------------------------------------------------------------------------------------------------

                                                          WESTCHESTER OFFICE
---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet             Westchester        % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           31          138,339                 4.5%                4.5%             $21.83           $23.71
2004                           29          142,296                 4.7%                9.2%             $21.48           $23.12
2005                           44          416,006                13.7%               22.9%             $23.55           $24.96
2006                           36          649,560                21.3%               44.2%             $22.59           $24.87
2007                           32          448,928                14.7%               58.9%             $25.55           $27.42
2008                           15          132,771                 4.4%               63.3%             $22.71           $24.19
2009 and thereafter            34          925,220                30.4%               93.6%             $25.58           $29.26
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average        221        2,853,120                93.6%                 --                  --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Westchester Portfolio
Square Feet                              3,047,088
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs
(3) Tenants that have expired on 12/31/02 are not included (6,722 SF for Long Island and 20,807 SF for Westchester).

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of January 1, 2003

                                                              STAMFORD OFFICE

---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet             Westchester        % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           24           93,783                8.6%                8.6%              $26.14           $26.67
2004                           25          144,127               13.2%               21.8%              $21.03           $22.41
2005                           29          252,612               23.2%               45.0%              $34.61           $36.04
2006                           25          308,463               28.3%               73.3%              $24.92           $25.79
2007                           14          100,796                9.3%               82.6%              $31.99           $34.46
2008                            6           34,223                3.1%               85.7%              $30.49           $32.72
2009 and thereafter             8          127,632               11.7%               97.5%              $20.60           $22.69
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average        131        1,061,636               97.5%                 --                   --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet              1,089,331
-------------------------------------------------------------------------------------------------------------------------------

                                                             NEW JERSEY OFFICE
---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet             Westchester        % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           17           284,221                14.4%              14.4%             $27.39           $28.13
2004                           26           143,701                 7.3%              21.7%             $23.71           $24.59
2005                           31           316,849                16.1%              37.8%             $24.05           $25.04
2006                           16           170,137                 8.6%              46.5%             $23.92           $25.76
2007                            8            83,806                 4.3%              50.7%             $22.30           $23.89
2008                           10           139,990                 7.1%              57.8%             $29.47           $32.51
2009 and thereafter            21           717,699                36.4%              94.3%             $26.55           $29.50
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average        129         1,856,403                94.3%                --                  --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet               1,969,209
-------------------------------------------------------------------------------------------------------------------------------

                                                           NEW YORK CITY OFFICE

---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet             Westchester        % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           12           164,724                 4.7%               4.7%             $35.94           $37.12
2004                           18           174,694                 5.0%               9.7%             $33.65           $36.77
2005                           31           407,297                11.7%              21.4%             $36.90           $39.34
2006                           53           359,852                10.3%              31.7%             $30.29           $32.03
2007                           14           134,212                 3.8%              35.6%             $37.25           $39.77
2008                           11            95,589                 2.7%              38.3%             $38.02           $43.05
2009 and thereafter            84         2,056,457                58.9%              97.4%             $46.57           $52.09
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average        223         3,392,825                97.4%                --                  --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet               3,488,484
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs
(3) Tenants that have expired on 12/31/02 are not included (2,600 SF for CT, 30,167 SF for NJ and 17,790 SF for NYC).

--------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of January 1, 2003

                                                                 INDUSTRIAL

---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet             Westchester        % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           16           428,552               8.0%                8.0%              $6.35            $7.31
2004                           32           510,427               9.5%               17.4%              $6.46            $7.60
2005                           29           523,314               9.7%               27.1%              $6.02            $7.78
2006                           39           829,656              15.4%               42.6%              $6.70            $8.28
2007                           28           278,508               5.2%               47.7%              $7.55            $8.77
2008                           25           618,947              11.5%               59.2%              $7.49            $9.99
2009 and thereafter            38         2,115,817              39.3%               98.5%              $7.62            $9.03
-------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average      207         5,305,221              98.5%                 --                  --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet               5,386,306
-------------------------------------------------------------------------------------------------------------------------------

                                                            RESEARCH & DEVELOPMENT

---------------------------------------------------------------------------------------------------------------------------------
                           Number of        Square          % of Total LI         Cumulative         Expiring         Expiring
Year of                     Leases           Feet             Westchester        % of Total           GAAP             Cash
Expiration                 Expiring        Expiring              Sq Ft          Portfolio Sq Ft       Rent (1)        Rent (2)
---------------------------------------------------------------------------------------------------------------------------------
2003                           4            39,957                3.0%                 3.0%             $ 6.60           $ 7.57
2004                           9            99,218                7.4%                10.3%             $13.86           $15.46
2005                           4           132,139                9.8%                20.1%             $10.12           $11.70
2006                          14           172,688               12.8%                32.9%             $14.34           $15.90
2007                           4            85,444                6.3%                39.3%             $12.60           $13.97
2008                           4            35,776                2.7%                41.9%             $17.80           $19.14
2009 and thereafter           11           507,943               37.7%                79.6%             $10.83           $13.83
-------------------------------------------------------------------------------------------------------------------------------
Total / Weighted Average      50         1,073,165               79.6%                  --                  --               --
-------------------------------------------------------------------------------------------------------------------------------
Total Portfolio Square Feet              1,348,625
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs
(3) Tenants that have expired on 12/31/02 are not included (4,529 SF for R&D).

--------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
LEASE EXPIRATION COMPARISON
As of December 31, 2002

EXPIRING RENTS VS. RECKSON FORECAST RENTS(a)
OFFICE PORTFOLIO

CBD PORTFOLIO
636,282 SQ. FT. EXPIRING

                                    Cash            GAAP
                                   -------         -------
Expiring                           $29.84           $29.25
Forecasted(b)                      $37.94           $38.62
Increase                             27.1%            32.0%

SUBURBAN PORTFOLIO
1.4 MILLION SQ. FT. EXPIRING

                                    Cash            GAAP
                                   -------         -------
Expiring                           $26.41           $25.01
Forecasted(b)                      $26.64           $27.15
Increase                              0.9%             8.6%

(a) Represents leases expiring during 2002 and 2003
(b) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.






                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

----------------------------------------------------------------------------
TOP 25 TENANTS
(Based on Base Rental Revenue)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF PRO-RATA     PERCENT OF CONSOLIDATED
                                                                TOTAL             SHARE OF ANNUALIZED           ANNUALIZED BASE
TENANT NAME (1)                          TENANT TYPE         SQUARE FEET          BASE RENTAL REVENUE           RENTAL REVENUE
-----------------------------------------------------------------------------------------------------------------------------------
    * Debevoise & Plimpton                  Office             465,420                   3.3%                        5.6%
    * American Express                      Office             335,242                   2.0%                        1.8%
    * WorldCom/MCI                          Office             365,242                   1.8%                        1.7%
      Bell Atlantic                         Office             210,426                   1.6%                        1.4%
    * Schulte Roth & Zabel                  Office             238,052                   1.4%                        2.4%
    * HQ Global                        Office/Industrial       201,900                   1.2%                        1.5%
      United Distillers                     Office             137,918                   1.1%                        1.0%
      T.D. Waterhouse                       Office             139,211                   1.1%                        0.9%
    * Prudential                            Office             127,153                   0.9%                        0.9%
    * Banque Nationale De Paris             Office             145,834                   0.9%                        1.5%
    * Kramer Levin Nessen Kamin             Office             158,144                   0.9%                        1.5%
      Vytra Healthcare                      Office             105,613                   0.8%                        0.7%
      P.R. Newswire Associates              Office              67,000                   0.8%                        0.7%
      Hoffmann -La Roche Inc.               Office             120,736                   0.7%                        0.6%
      D.E. Shaw                             Office              89,526                   0.7%                        0.6%
      Heller Ehrman White                   Office              64,526                   0.7%                        0.6%
    * State Farm                       Office/Industrial       164,175                   0.7%                        1.0%
      EMI Entertainment World               Office              65,844                   0.7%                        0.6%
      Laboratory Corp. of America           Office             108,000                   0.7%                        0.6%
      Estee Lauder                        Industrial           374,578                   0.7%                        0.6%
    * Draft Worldwide, Inc.                 Office             124,008                   0.7%                        1.2%
      Practicing Law Institute              Office              62,000                   0.7%                        0.6%
      Lockheed Martin Corp.                 Office             123,554                   0.7%                        0.6%
      Towers Perrin Foster                  Office              88,233                   0.6%                        0.6%
      Radianz (Reuters)                     Office             130,009                   0.6%                        0.5%
-------------------------------------------------------------------------------------------------------------------------

TENANT DIVERSIFICATION (2)

TOTAL PORTFOLIO

[GRAPHIC OMITTED]

         Accounting                                 1%
         Advertising                                1%
         Commercial Banking                         5%
         Consumer Products                         14%
         Defense/Electronics                        2%
         Financial Services                        13%
         Government                                 2%
         Healthcare                                 4%
         Hospitality                                1%
         Insurance                                  8%
         Legal Services                            11%
         Manufacturing                              3%
         Media/Entertainment                        6%
         Other Professional Services                4%
         Pharmaceuticals                            4%
         Real Estate                                4%
         Research/Consulting                        3%
         Retail/Wholesale                           2%
         Technology                                 4%
         Telecom                                    7%
         Transportation                             1%
-------------------------------------------------------------------------------
(1) Ranked by pro rata share of annualized base rental revenue adjusted for pro rata share of joint venture interests and to reflect WorldCom/MCI leases rejected to date.

(2) Based on annualized base rental revenue adjusted for pro rata share of joint venture interests and to reflect WorldCom/MCI leases rejected to date.

* Part or all of space occupied by tenant is in a 51% or more owned joint venture building.

----------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

--------------------------------------------------------------------------------

NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

 The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the years 1998 through 2001 and the twelve months ended December 31, 2002.

-----------------------------------------------------------------------------------------------------------------------------------
                  NON -INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Average
                                  1998         1999             2000             2001         1998-2001          2002
                               ---------     --------        ----------        ---------      ---------       ---------
    Suburban Office Properties
      Total                     $2,004,976   $2,298,899      $3,289,116      $4,606,069      $3,049,765      $5,283,674
      Per Square Foot           $     0.23   $     0.23      $     0.33      $     0.45      $     0.31      $     0.53

      NYC Office Properties
      Total                            N/A          N/A      $  946,718      $1,584,501      $1,265,610      $1,939,111
      Per Square Foot                  N/A          N/A            0.38            0.45            0.42      $     0.56

      Industrial Properties
      Total                     $1,205,266   $1,048,688      $  813,431      $  711,666      $  944,763      $1,881,627
      Per Square Foot           $     0.12   $     0.11      $     0.11      $     0.11      $     0.11      $     0.28
    TOTAL PORTFOLIO
                                ----------  -----------      ----------       ---------      ----------      ----------
      Total                     $3,210,242   $3,347,587      $5,049,265      $6,902,236                      $9,104,412
      Per Square Foot           $     0.17   $     0.17      $     0.25      $     0.34                      $     0.45

--------------------------------------------------------------------------------------------------------------------------------
                  NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS (3)
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Average      YTD
                                  1998        1999     2000         2001     1998-2001     2002            New      Renewal
                               ----------  --------- --------  -----------   ----------  ---------     ---------   ----------
Long Island Office Properties
  Tenant Improvements          $1,140,251  $1,009,357 2,853,706  $2,722,457  $1,931,443  $ 1,917,466   $  960,804  $  956,662
  Per Square Foot Improved     $     3.98  $     4.73      6.99  $     8.47  $     6.04  $      7.81   $    11.18  $     6.00
  Leasing Commissions          $  418,191  $  551,762 2,208,604  $1,444,412  $1,155,742  $ 1,026,970   $  392,462  $  634,508
  Per Square Foot Leased       $     1.46  $     2.59      4.96  $     4.49  $     3.38  $      4.18   $     4.57  $     3.98
                               ----------  ---------- ---------  ----------  ----------  -----------  -----------   ---------
    Total Per Square Foot      $     5.44  $     7.32     11.95  $    12.96  $     9.42  $     11.99   $    15.75  $     9.98
                               ==========  ========== =========  ==========  ==========  ===========  ===========   =========
Westchester Office Properties
  Tenant Improvements          $  711,160  $1,316,611 1,860,027  $2,584,728  $1,618,132  $26,391,589(2)$4,265,406  $2,126,183
  Per Square Foot Improved     $     4.45  $     5.62      5.72  $     5.91  $     5.43  $     15.05   $    17.53  $    11.73
  Leasing Commissions          $  286,150  $  457,730   412,226  $1,263,012  $  604,780  $ 1,975,850   $1,618,240  $  357,609
  Per Square Foot Leased       $     1.79  $     1.96      3.00  $     2.89  $     2.41  $      4.65   $     6.16  $     2.21
                               ----------  ---------- ---------  ----------  ----------  -----------   ----------  ----------
    Total Per Square Foot      $     6.24  $     7.58      8.72  $     8.80  $     7.84  $     19.70   $    23.69  $    13.94
                               ==========  ========== =========  ==========  ==========  ===========   ==========  ==========
Connecticut Office Properties
  Tenant Improvements          $  202,880  $  179,043   385,531  $  213,909  $  245,341  $   491,435   $  489,715  $    1,720
  Per Square Foot Improved     $     5.92  $     4.88      4.19  $     1.46  $     4.11  $      3.81   $     4.86  $     0.06
  Leasing Commissions          $  151,063  $  110,252   453,435  $  209,322  $  231,018  $   307,023   $  203,055  $  103,968
  Per Square Foot Leased       $     4.41  $     3.00      4.92  $     1.43  $     3.44  $      2.38   $     2.01  $     3.67
                               ----------  ---------- ---------  ----------  ----------  -----------   ----------  ----------
    Total Per Square Foot      $    10.33  $     7.88      9.11  $     2.89  $     7.55  $      6.19   $     6.87  $     3.73
                               ==========  ========== =========  ==========  ==========  ===========   ==========  ==========

New Jersey Office Properties

  Tenant Improvements          $  654,877  $  454,054 1,580,323  $1,146,385  $  958,910  $ 2,842,521   $2,148,751  $  693,770
  Per Square Foot Improved     $     3.78  $     2.29      6.71  $     2.92  $     3.93  $     10.76   $    16.47  $     5.19
  Leasing Commissions          $  396,127  $  787,065 1,031,950  $1,602,962  $  954,526  $ 1,037,012   $  448,363  $  588,649
  Per Square Foot Leased       $     2.08  $     3.96      4.44  $     4.08  $     3.64         3.92   $     3.44  $     4.40
                               ----------  ---------- ---------  ----------  ----------  -----------   ----------  ----------
      Total Per Square Foot    $     5.86  $     6.25     11.15  $     7.00  $     7.57  $     14.68   $    19.91  $     9.59
                               ==========  ========== =========  ==========  ==========  ===========   ==========  ==========

New York City Office Properties

  Tenant Improvements                 N/A         N/A    65,267  $  788,930  $  427,099  $ 4,350,106   $3,407,278  $  942,828
  Per Square Foot Improved            N/A         N/A      1.79  $    15.69  $     8.74  $     18.39   $    19.11  $    16.17
  Leasing Commissions                 N/A         N/A   418,185  $1,098,829  $  758,507  $ 2,019,837   $1,398,069  $  621,768
  Per Square Foot Leased              N/A         N/A     11,50  $    21.86  $    16.68  $      8.54   $     7.84  $    10.67
                               ----------  ---------- ---------  ----------  ----------  -----------   ----------  ----------
     Total Per Square Foot            N/A         N/A     13.29  $    37.55  $    25.42  $     26.93   $    26.95  $    26.84
                               ==========  ========== =========  ==========  ==========  ===========   ==========  ==========

Industrial Properties
  Tenant Improvements          $  283,842  $  375,646   650,216  $1,366,488  $  669,048  $ 1,850,812   $1,577,958  $  272,854
  Per Square Foot Improved     $     0.76  $     0.25      0.95  $     1.65  $     0.90  $      1.97   $     3.28  $     0.59
  Leasing Commissions          $  200,154  $  835,108   436,506  $  354,572  $  456,585  $   890,688   $  826,089  $   64,599
  Per Square Foot Leased       $     0.44  $     0.56      0.64  $     0.43  $     0.52  $      0.95   $     1.71  $     0.14
                               ----------  ---------- ---------  ----------  ----------  -----------   ----------  ----------
     Total Per Square Foot     $     1.20  $     0.81      1.59  $     2.08  $     1.42  $      2.92   $     5.01  $     0.73
                               ==========  ========== =========  ==========  ==========  ===========   ==========  ==========

-----------------------------------------------------------------------------------------------------------------  ----------
TOTAL PORTFOLIO
  Tenant Improvements          $2,993,010  $3,334,711 7,395,070  $8,822,897  $5,849,971  $17,843,929  $12,849,912  $4,994,017
  Per Square Foot Improved     $     2.91  $     1.53      4.15  $     4.05  $     3.42  $      7.96  $     10.54  $     4.89
  Leasing Commissions          $1,451,685  $2,741,917 4,960,906  $5,973,109  $4,161,158  $ 7,257,379  $ 4,886,278  $2,371,101
  Per Square Foot Leased       $     1.29  $     1.26      3.05  $     2.75  $     2.25  $      3.24  $      3.94  $     2.37
                               ----------  ---------- ---------  ----------  ----------  -----------  ----------- -----------
     Total Per Square Foot     $     4.20  $     2.79      7.20  $     6.80  $     5.67  $     11.20  $     14.48  $     7.26
                               ==========  ========== =========  ==========  ==========  ===========   ==========  ==========

NOTES:

(1) Excludes non-incremental capital expenditures, tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
(2) Excludes tenant improvements and leasing commissions related to a 163,880 square foot leasing transaction with Fuji Photo Film U.S.A. Leasing commissions on this transaction amounted to $5.33 per square foot and tenant improvement allowance amounted to $40.88 per square foot.
(3) All amounts represent tenant improvements and leasing costs committed on leases signed during the period.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
ANALYSIS OF CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COSTS (5)
As of December 31, 2002

-----------------------------------------------------------------------------------------------------
                                                   4Q02         COSTS PER  YEAR-TO-DATE    COSTS PER
CAPITAL EXPENDITURES                               COSTS       SQUARE FOOT     COSTS      SQUARE FOOT
-----------------------------------------------------------------------------------------------------
   NON-INCREMENTAL CAPITAL EXPENDITURES
   ------------------------------------
    Maintenance Capital Expenditures              $2,688,038      $ 0.13    $ 9,104,412   $      0.45
                                                  ----------      ------    -----------   -----------
    Total Recurring Capital Expenditures          $2,688,038      $ 0.13    $ 9,104,412   $      0.45
                                                  ==========      ======    ===========   ===========
INCREMENTAL CAPITAL EXPENDITURES
--------------------------------

    Property Renovations                          $1,493,734      $ 0.07    $ 7,910,509   $      0.39
                                                  ----------      ------    -----------   -----------
    Total Non-recurring Capital Expenditures      $1,493,734      $ 0.07    $ 7,910,509   $      0.39
                                                  ==========      ======    ===========   ===========
ACQUISITION AND DEVELOPMENT COSTS                 $4,592,169                $41,895,785
                                                  ==========                ===========
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                   4Q02         COSTS PER  YEAR-TO-DATE  COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (1)          COSTS       SQUARE FOOT     COSTS     SQUARE FOOT
-----------------------------------------------------------------------------------------------------
COMMITTED (6)

   NON-INCREMENTAL
   ---------------
      Leasing Costs                               $2,191,936      $ 3.13    $ 7,257,378   $      3.24
      Tenant Improvements                         $4,184,890      $ 5.98    $17,843,929   $      7.96
                                                  ----------      ------    -----------   -----------
         TOTAL NON -INCREMENTAL                   $6,376,826      $ 9.11    $25,101,307   $     11.20

   INCREMENTAL (4)
   ---------------
      Leasing Costs                               $        0      $ 0.00    $ 3,773,197   $     10.08
      Tenant Improvements                         $        0      $ 0.00    $14,225,835   $     38.00
                                                  ----------      ------    -----------   -----------
         TOTAL INCREMENTAL                        $        0      $ 0.00    $17,999,032   $     48.08
                                                  ----------      ------    -----------   ----------
TOTAL COMMITTED/ WTD AVG.                         $6,376,826      $ 9.11    $43,100,339   $     26.60
                                                  ==========      ======    ===========   ===========
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                   4Q02         COSTS PER  YEAR-TO-DATE   COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (1)          COSTS       SQUARE FOOT     COSTS      SQUARE FOOT
-----------------------------------------------------------------------------------------------------
PAID OR ACCRUED

   NON-INCREMENTAL
   ---------------
     Leasing Costs                                $ 2,269,081     $ 1.35    $10,482,832  $     1.72
     Tenant Improvements                          $ 8,173,056     $ 3.02    $20,973,163  $     2.83
                                                  -----------     ------    -----------  -----------
        TOTAL NON-INCREMENTAL                     $10,442,137     $ 4.37    $31,455,995  $     4.55

   INCREMENTAL (4)
   ---------------
     Leasing Costs                                $ 1,356,349     $ 4.85    $ 5,931,620  $     2.17
     Tenant Improvements                          $ 4,668,240     $ 8.61    $10,063,706  $     3.49
                                                  -----------     ------    -----------  ----------
        TOTAL INCREMENTAL                         $ 6,024,589     $13.46    $15,995,326  $     5.66
                                                  -----------     ------    -----------  ----------
TOTAL PAID OR ACCRUED                             $16,466,726     $ 7.69    $47,451,321  $     4.92
                                                  ===========     ======    ===========  ==========
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                   4Q02         COSTS PER    YEAR-TO-DATE  COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (1)          COSTS       SQUARE FOOT       COSTS    SQUARE FOOT
-----------------------------------------------------------------------------------------------------
COMMITTED TENANT IMPROVEMENTS AND LEASING COSTS ON SIGNED LEASES, EXCLUDING EARLY RENEWALS (6)
   NON-INCREMENTAL
   ---------------
     Leasing Costs                                $ 1,560,891     $ 2.65    $ 6,626,333  $      8.16
     Tenant Improvements                          $ 3,739,946     $ 6.14    $17,398,985  $      8.09
                                                  -----------     ------    -----------  -----------
        TOTAL NON-INCREMENTAL                     $ 5,300,837     $ 8.79    $17,398,985  $     16.25

INCREMENTAL (4)
---------------
     Leasing Costs                                $         0     $ 0.00    $ 3,773,197  $     10.08
     Tenant Improvements                          $         0     $ 0.00    $14,225,835  $     38.00
                                                  -----------     ------    -----------  -----------
        TOTAL INCREMENTAL                         $         0     $ 0.00    $17,999,032  $     48.08
                                                  -----------     ------    -----------  -----------
TOTAL                                             $ 5,300,837     $ 8.79    $35,398,017  $     32.44
                                                  ===========     ======    ===========  ===========

-------------------------------------------------------------------------------
(1) Represents tenant Improvements and leasing costs committed on leases signed during the period.
(2) Represents tenant improvements and leasing costs paid or accrued during the period.
(3) Represents tenant Improvements and leasing costs committed to leases signed during the period excluding early renewals.
(4) Represents tenant improvements and leasing costs on developments and repositionings.
(5) Excludes non-incremental capital expenditures, tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
(6) Year-to-date number excludes tenant improvements and leasing commissions related to a 163,880 square foot leasing transaction with Fuji Photo Film U.S.A. Leasing commissions on this transaction amounted to $5.33 per square foot and tenant improvement allowance amounted to $40.88 per square foot.

-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
CAPITAL EXPENDITURES
As of December 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                            3Q01       4Q01         1Q02         2QO2           3Q02          4Q02        2002
TENANT IMPROVEMENTS AND LEASING COSTS (1)  AMOUNT     AMOUNT       AMOUNT       AMOUNT         AMOUNT        AMOUNT      YTD AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  RECURRING - NON INCREMENTAL
  ---------------------------
    Amenities (Health Club,
    Cafe, etc.)                       $    32,858   $     3,607   $   85,670   $    20,230   $      --    $    11,113   $   117,013
    Bathrooms                         $   132,968   $   325,582   $  316,963   $    55,871   $    88,216  $   109,192   $   570,242
    Corridors                         $    97,442   $   187,429   $  161,964   $    82,480   $    65,586  $   102,945   $   412,975
    Elevators                         $   200,094   $    33,585   $   24,589   $     2,123   $    41,870  $    31,789   $   100,372
    Exterior Renovation               $   272,828   $   205,918   $  214,344   $   600,148   $ 1,079,221  $   692,151   $ 2,585,864
    Lobby                             $    47,176   $    89,752   $   37,635   $    90,566   $   237,657  $   181,873   $   547,730
    Mechanical, Electrical &
      Plumbing                        $   385,100   $   505,362   $  468,287   $   663,361   $   625,584  $   684,780   $ 2,442,013
    Other                             $   383,304   $   632,354   $  140,591   $   291,271   $   293,218  $   395,910   $ 1,120,991
    Parking Lots                      $   113,333   $   446,703   $   12,789   $   150,057   $   269,198  $   250,876   $   682,920
    Roofs                             $   260,183   $   107,557   $   15,377   $    80,414   $   124,615  $   176,236   $   396,642
    Security                          $    13,386   $    30,624   $   33,525   $    42,953                $    51,173   $   127,650
                                       --------------------------------------------------------------------------------------------
  TOTAL RECURRING - NON INCREMENTAL   $ 1,938,672   $ 2,568,473   $ 1,511,734  $ 2,079,474   $ 2,825,165    2,688,038   $ 9,104,412

    Amount Per Square Foot            $      0.09   $      0.12   $      0.07  $      0.10   $      0.14  $      0.13   $      0.45


  NON-RECURRING - INCREMENTAL (1)     $ 2,331,452   $ 3,025,187   $ 1,673,606  $ 3,529,974   $ 1,213,194    1,493,734   $ 7,910,509
-------------------------------

  Amount Per Square Foot              $      0.11   $      0.15   $      0.08  $      0.17   $      0.06  $      0.07   $      0.39
  Rentable SF                          20,695,723    20,610,545    20,546,468   20,545,786    20,353,759   20,283,964    20,283,964
  # of Buildings                              183           182           181          181           178          178           178

-------------------------------------------------------------------------------
(1)  Represents value enhancing capital expenditures.
(2) Excludes non-incremental tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
TENANT IMPROVEMENTS AND LEASING COSTS
As of December 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                  3Q01          4Q01           1Q02          2Q02          3Q02           4Q02          2002
COMMITTED (1)                    AMOUNT        AMOUNT         AMOUNT        AMOUNT        AMOUNT         AMOUNT      YTD AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
   NON -INCREMENTAL
   ---------------
     LEASING COSTS              $ 1,054,004   $ 2,383,854   $ 1,532,939   $ 1,234,199   $ 2,298,304 (5) $ 2,191,936 $ 7,257,378
     TENANT IMPROVEMENTS        $   765,749   $ 4,309,256   $ 3,293,408   $ 2,607,037   $ 7,758,594 (5) $ 4,184,890 $17,843,929
                                ----------------------------------------------------------------------------------- -----------
     Non-Recurring Capital
      Expenditures              $ 1,819,753   $ 6,693,110   $ 4,826,347   $ 3,841,236   $10,056,898     $ 6,376,826 $25,101,307

   INCREMENTAL (4)
   ---------------
     LEASING COSTS              $ 1,430,544   $   339,337   $ 2,910,232   $   392,312   $   470,653     $         0 $ 3,773,197
     TENANT IMPROVEMENTS        $ 1,929,149   $ 2,345,122   $11,095,857   $ 1,986,445   $ 1,143,533     $         0 $14,225,835
                                ----------------------------------------------------------------------------------- -----------
         Total Incremental      $ 3,359,693   $ 2,684,459   $14,006,089   $ 2,378,757   $ 1,614,186     $         0 $17,999,032
                                ----------------------------------------------------------------------------------- -----------
TOTAL COMMITTED                 $ 5,179,446   $ 9,377,569   $18,832,436   $ 6,219,993   $11,671,084     $ 6,376,826 $43,100,339
                                =================================================================================== ===========

--------------------------------------------------------------------------------------------------------------------------------
                                   3Q01          4Q01           1Q02          2Q02          3Q02           4Q02         2002
PAID OR ACCRUED (2)               AMOUNT        AMOUNT         AMOUNT        AMOUNT        AMOUNT         AMOUNT     YTD AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
   NON-INCREMENTAL
   ---------------
     LEASING COSTS              $ 1,237,447   $ 1,503,116   $ 2,240,976   $ 2,188,337   $ 3,784,438   $ 2,269,081   $10,482,832
     TENANT IMPROVEMENTS        $ 2,751,620   $ 5,107,743   $ 4,243,242   $ 3,681,440   $ 4,875,425   $ 8,173,056   $20,973,163
                                ---------------------------------------------------------------------------------   -----------
        Total Non-Incremental   $ 3,989,067   $ 6,610,859   $ 6,484,218   $ 5,869,777   $ 8,659,863   $10,442,137   $31,455,995

   INCREMENTAL (4)
   ---------------
     LEASING COSTS              $   237,482   $ 2,199,465   $   829,468   $   910,336   $ 2,835,467   $ 1,356,349   $ 5,931,620
     TENANT IMPROVEMENTS        $ 8,137,624   $11,489,202   $ 1,244,676   $ 2,846,454   $ 1,304,335   $ 4,668,240   $10,063,706
                                ---------------------------------------------------------------------------------   -----------
       Total Incremental        $ 8,375,106   $13,688,667   $ 2,074,145   $ 3,756,790   $ 4,139,802   $ 6,024,590   $15,995,326
                                ---------------------------------------------------------------------------------   -----------
TOTAL PAID OR ACCRUED           $12,364,173   $20,299,526   $ 8,558,362   $ 9,626,567   $12,799,665   $16,466,727   $47,451,321
                                =================================================================================   ===========

-------------------------------------------------------------------------------
(1) Represents tenant Improvements and leasing costs committed on leases signed during the period.
(2) Represents tenant improvements and leasing costs paid or accrued during the period.
(3) Represents tenant improvements at 100% of cost for all consolidated properties.
(4) Represents tenant improvements and leasing costs on developments and repositionings.
(5) Excludes tenant improvements and leasing commissions related to a 163,880 square foot leasing transaction with Fuji Photo Film U.S.A. Leasing commissions on this transaction amounted to $5.33 per square foot and tenant improvement allowance amounted to $40.88 per square foot.
(6) Excludes non-incremental tenant improvements and leasing commissions for One Orlando Center in Orlando, Florida.
-------------------------------------------------------------------------------

                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

CLASS A OFFICE STATISTICS

LONG ISLAND                            1998         1999      2000         2001         4Q02
-----------                           ------       ------    ------        ------      ------
Average Asking Rental Rates          $27.23       $27.69      $28.86       $30.06       $29.15
Overall Vacancy                         6.7%         6.5%        8.4%        11.9%        12.5%
Direct Vacancy                          6.1%         5.6%        6.3%         7.7%         8.1%

WESTCHESTER                            1998         1999      2000         2001         4Q02
-----------                           ------       ------    ------        ------      ------
Average Asking Rental Rates          $26.67       $27.23     $29.62       $30.15        $29.83
Overall Vacancy                       19.2%         16.3%      12.0%        20.5%         18.9%
Direct Vacancy                        16.4%         15.0%      10.7%        16.3%         15.3%

SOUTHERN CONNECTICUT                   1998         1999      2000         2001         4Q02
--------------------                  ------       ------    ------        ------      ------
Average Asking Rental Rates          $32.22       $31.78     $44.41       $36.10        $36.59
Overall Vacancy                         4.2%         4.7%       8.1%        13.6%         17.3%
Direct Vacancy                          3.6%         4.0%       7.2%         8.8%          8.8%

NORTHERN NEW JERSEY                    1998         1999      2000         2001         4Q02
--------------------                  ------       ------    ------        ------      ------
Average Asking Rental Rates          $27.42       $28.52     $29.66       $30.92        $30.74
Overall Vacancy                         7.5%         7.1%       9.9%        13.4%        17.8%
Direct Vacancy                          5.3%         4.6%       6.5%         8.1%        10.2%

Source: Cushman & Wakefield

NEW YORK CITY CLASS A OFFICE STATISTICS

AVERAGE ASKING RENTS                 1998        1999        2000        2001        4Q02
--------------------                ------      ------      ------      ------      ------
Financial East                      $40.21      $37.64      $52.90      $48.07      $47.64
Midtown West Side                   $43.36      $48.28      $60.89      $61.22      $51.91
Midtown East Side                   $47.85      $51.18      $61.46      $59.81      $54.23
6th Ave./Rockefeller Center         $51.33      $53.12      $65.91      $67.15      $62.36


FINANCIAL EAST                       1998        1999        2000        2001        4Q02
                                    ------      ------      ------      ------      ------
Overall Vacancy                       7.3%        4.1%        2.1%        7.0%       16.1%
Direct Vacancy                        6.6%        3.4%        1.4%        2.3%        9.3%

MIDTOWN WEST
Overall Vacancy                       4.3%        6.0%        2.7%        6.2%        8.3%
Direct Vacancy                        3.3%        4.6%        2.4%        4.0%        5.8%

MIDTOWN EAST
Overall Vacancy                       8.0%        5.0%        2.6%        8.9%        12.5%
Direct Vacancy                        6.0%        3.8%        1.9%        3.1%        5.7%

6TH AVE/ROCK CTR
Overall Vacancy                       5.0%        2.6%        1.2%        4.3%        9.0%
Direct Vacancy                        2.2%        1.6%        0.9%        2.7%        3.3%

Source: Cushman & Wakefield

Breakdown of New York City Revenue:
         Midtown East Side 41%
         Midtown West Side 34%
         6th Ave./Rockefeller Center 14%
         Financial East 11%

CLASS A OFFICE STATISTICS

LONG ISLAND SUBMARKET

       DIRECT VACANCY RATES                 1998        1999        2000        2001        4Q02
       --------------------                ------      ------      ------      ------      ------
       Central Nassau County                5.1%        5.1%        4.7%        5.6%        6.0%
       Western Suffolk County               7.7%       11.6%       15.4%       17.5%       12.0%
       Eastern Nassau County                4.9%        0.9%        1.4%        1.2%        1.1%

       AVERAGE ASKING RENTS                 1998        1999        2000        2001        4Q02
       --------------------                ------      ------      ------      ------      ------
       Central Nassau County              $29.10      $29.93      $31.15      $31.94      $31.44
       Western Suffolk County             $26.22      $27.34      $28.22      $30.06      $29.84
       Eastern Nassau County              $27.49      $26.23      $28.75      $29.02      $28.99

       Breakdown of Long Island office revenue:
                 Central Nassau 47%
                 Western Suffolk 36%
                 Eastern Nassau 8%

                 Other 9%

------------------------------------------------------------------------------
WESTCHESTER SUBMARKET

       DIRECT VACANCY RATES                 1998        1999        2000        2001        4Q02
       --------------------                ------      ------      ------      ------      ------
       Central                              12.3%       13.5%       12.0%       20.6%       21.6%
       Tarrytown / Western                   7.8%        8.0%        6.0%        8.4%       13.6%
       Eastern                              12.2%       10.1%        8.1%       16.6%        9.4%
       White Plains CBD                     22.7%       22.6%       11.5%       15.3%       15.6%

       AVERAGE ASKING RENTS                 1998        1999        2000        2001        4Q02
       --------------------                ------      ------      ------      ------       -----
       Central                             $22.91      $27.07      $28.49      $29.53      $29.51
       Tarrytown/Western                   $24.66      $27.30      $27.03      $28.37      $26.73
       Eastern                             $29.35      $27.70      $29.65      $30.62      $31.06
       White Plains CBD                    $26.84      $27.44      $30.62      $30.52      $31.26

       Breakdown of Westchester office revenue:
                 White Plains 19%
                 Tarrytown/Western 32%
                 Central 29%
                 Eastern 17
                 Other 3%

       Note: The 21.6% vacancy in Central Westchester is impacted by IBM selling a 383,000 sf owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacancy rate is 17%.

-------------------------------------------------------------------------------
NEW JERSEY SUBMARKET

       DIRECT VACANCY RATES                 1998        1999        2000        2001        4Q02
       --------------------                ------      ------      ------      ------      ------
       Essex County                          3.30%       6.00%       9.60%       6.80%       9.70%
       Bergen County                         6.80%       5.30%       5.10%       9.90%      11.90%
       Mercer County                         1.50%       5.20%       6.30%       6.20%       6.00%

       AVERAGE ASKING RENTS                 1998        1999        2000        2001        4Q02
       --------------------                ------      ------      ------      ------      ------
       Essex County                        $27.74      $28.78      $28.90      $30.24      $28.19
       Bergen County                       $27.37      $28.07      $29.41      $29.78      $29.29
       Mercer County                       $24.49      $27.46      $30.32      $30.06      $29.81

       Breakdown of New Jersey office revenue:
                 Essex County 50%
                 Bergen County 11%
                 Mercer County 8%
                 Other 31%

-------------------------------------------------------------------------------

Source: Cushman & Wakefield

-------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of December 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Anticipated                  Estimated    Anticipated
                                                  Square Feet/   Investment      Total        Current %  Stabilization  Stabilized
Stage / Property                                      Acres        To Date    Investment(a)    Leased       Date (a)    Return (a)
-----------------------------------------------------------------------------------------------------------------------------------
PROJECTS UNDER DEVELOPMENT OR REPOSITIONING

2001 Orville Drive North, Bohemia, NY                 71,000      5,364,000     $  7,280,000   0.0%         Q2 2003    9.0%

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING     71,000   $  5,364,000     $  7,280,000   0.0%                    9.0%
-----------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------
Melville Square II, Melville, NY                     275,000                                                TBD

University Square , Princeton, NJ                    316,000                                                TBD

68 South Service Road, Melville, NY                  277,000                                                TBD

Reckson Executive Park - Ryebrook
  (Building 7), Ryebrook, NY                         315,000                                                TBD

Giralda Farms , Madison Township, NJ                 436,000                                                TBD

70 Andrews Road, Hicksville, NY                       58,000                                                TBD

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                         1,677,000  $  70,187,000     $349,450,000                          11% TO 12%
-----------------------------------------------------------------------------------------------------------------------------------

LAND
----
Old Willets Path, Hauppauge, NY                          2.0

Eagle Rock III, East Hanover, NJ                        15.0

AIP 45, Bohemia, NY                                      4.2

AIP 43, Bohemia NY                                       3.8

East Patchogue, East Patchogue, NY                      23.0

Giralda Farms , Chatham Township, NJ                   113.0

Valhalla Land, Valhalla, NY                             52.7

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                             213.7  $  45,653,000
-----------------------------------------------------------------------------------------------------------------------------------



Investments that reached realization during 2002
------------------------------------------------
                                                     SQ. FT.       % LEASED
                                                     -------       --------
58 South Service Road, Melville, NY                  277,500          74.1%
103 JFK Expressway, Short Hills, NJ                  123,000         100.0%
400 Moreland Road, Commack, NY                        57,050         100.0%

-------------------------------------------------------------------------------
(a) Forward looking statement based upon management's estimates. Actual results may differ materially.

-------------------------------------------------------------------------------


                        Reckson Associates Realty Corp.
                 Supplemental Operating and Financial Data for
                      the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
UNCONSOLIDATED REAL ESTATE JOINT VENTURES


                                                                           December 31,
BALANCE SHEETS                                                    ------------------------------
(in thousands)                                                       2002            2001
                                                                     ----            ----
                                                                  (Unaudited)      (Unaudited)
ASSETS
Commercial real estate property, at cost:
   Land                                                            $   3,462        $  3,462
   Building and improvements                                          20,800          20,711
Furniture, fixtures, and equipment                                        15              15
--------------------------------------------------------------------------------------------
                                                                      24,277          24,188

Less: accumulated depreciation                                        (4,981)         (4,081)
--------------------------------------------------------------------------------------------
    Investment in real estate, net of accumulated depreciation        19,296          20,107

Cash and cash equivalents                                                425             271
Tenant receivables                                                        75             172
Deferred rents receivable                                                682             960
Prepaid expenses and other assets                                        338             306
Deferred leasing and loan costs                                          144             161
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       $  20,960        $ 21,977
--------------------------------------------------------------------------------------------

LIABILITIES AND PARTNERS' CAPITAL
--------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage note payable                                              $  12,548        $ 13,057
Accrued expenses and other liabilities                                   197             995
--------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                12,745          14,052
--------------------------------------------------------------------------------------------

PARTNERS' CAPITAL                                                      8,215           7,925
--------------------------------------------------------------------------------------------
        TOTAL PARTNERS' CAPITAL                                        8,215           7,925
--------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                            $ 20,960         $ 21,977
--------------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
(in thousands)

                                                                    Three Months Ended Years Ended
                                                                 December 31,               December 31,
--------------------------------------------------------------------------------------------------------------
REVENUES                                                    2002          2001           2002         2001
--------------------------------------------------------------------------------------------------------------
           Base Rents                                       $1,546        $  904         $3,955         $3,617
           Other Income                                          1             3         $   10             19
           Tenant escalations and reimbursements                92           159            248            322

--------------------------------------------------------------------------------------------------------------
              Total Operating Revenues                       1,639         1,066          4,213          3,958
--------------------------------------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------------------------------------
           Property operating expenses                         158           178            648            663
           Real estate taxes                                   140           118            536            475
           Marketing, general and administrative                13            11             48             53
           Depreciation and amortization                       230           229            919            917
           Interest expense                                    279           290          1,131          1,189
--------------------------------------------------------------------------------------------------------------
               Total Expenses                                  820           826          3,282          3,297
--------------------------------------------------------------------------------------------------------------

           Net Income                                       $  819        $  240         $  931         $  661
--------------------------------------------------------------------------------------------------------------


                         Reckson Associates Realty Corp.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
RSVP (INCLUDING IT'S EQUITY INVESTMENTS)
COMBINED BALANCE SHEETS

(In thousands)

                                                                      (UNAUDITED)      (AUDITED)
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2002            2001
                                                                    ---------------- ---------------
ASSETS
------

      Cash and other assets                                         $ 380,964        $ 358,985
      Equity investments                                            $ 106,228        $ 135,416
                                                                    ---------        ---------
          Total assets                                              $ 487,192        $ 494,401
                                                                    =========        =========

LIABILITIES
-----------

      Accounts payable and accrued expenses                         $  20,021           10,546
      Long term debt                                                $ 251,977          234,449
      Other liabilities                                             $   8,370           15,878
                                                                    ---------        ---------
         Total liabilities                                          $ 280,368        $ 260,873
                                                                    ---------        ---------

MEMBER'S EQUITY (a)
-------------------

      Preferred equity                                              $ 129,702          153,340
      Common equity                                                 $  84,826           87,892
      Offering costs                                                   (7,704)          (7,704)
                                                                    ---------        ---------
         Total member's equity                                        206,824          233,528
                                                                    ---------        ---------

                                                                    ---------        ---------
         Total liabilities and member's equity                      $ 487,192        $ 494,401
                                                                    =========        =========




-------------------------------------------------------------------------------

(a) RSVP has guaranteed $10 million of secured first mortgage debt to third party financial institutions with respect to the Resort platform.

-------------------------------------------------------------------------------


                         Reckson Associates Realty Corp.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
RSVP

SUMMARY OF INVESTED CAPITAL
(Amounts in thousands)

The following table sets forth the Company's invested capital (before valuation reserves) in RSVP controlled (REIT-qualified) joint ventures and amounts which were advanced under the RSVP Commitment to FrontLine, for its investment in RSVP controlled investments:

-------------------------------------------------------------------------------------------------------------
                                          RSVP CONTROLLED               AMOUNTS
PLATFORM                                  JOINT VENTURES                ADVANCED                  TOTAL
-------------------------------------------------------------------------------------------------------------
Privatization (Prisons/Gov't offices)        $ 21,480                   $  3,520                  $ 25,000

Student housing                                18,086                      3,935                    22,021

Medical office                                 20,185                         --                    20,185

Parking                                            --                      9,091                     9,091

Resorts                                            --                      8,057                     8,057

Net leased retail                                  --                      3,180                     3,180

Other assets and overhead                          --                     21,598                    21,598
                                           ---------------------------------------------------------------
Total                                        $ 59,751                   $ 49,381                  $109,132
                                           ===============================================================






-------------------------------------------------------------------------------

Included in these investments is approximately $16.5 million of cash that has been contributed to the respective RSVP controlled joint ventures or advanced under the RSVP Commitment to FrontLine and is being held, along with cash from the preferred investors.

-------------------------------------------------------------------------------

                         Reckson Associates Realty Corp.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 2002

-------------------------------------------------------------------------------
RSVP
SUMMARIZED PLATFORM BALANCE SHEETS AS OF DECEMBER 31, 2002 (UNAUDITED)
(Amounts in thousands)

                                             -------------------------------------------------------------------------
                                                                     STUDENT            MEDICAL
                                               PRIVATIZATION (3)     HOUSING            OFFICE           PARKING
                                             -------------------------------------------------------------------------
ASSETS
------
   Real estate assets                               $ 44,809         $285,470         $ 59,184         $ 56,183
   Other assets                                       10,187           34,977           47,859         $  6,241
                                                    -----------------------------------------------------------
        Total Assets                                $ 54,996         $320,447         $107,043         $ 62,424
                                                    ===========================================================

LIABILITIES
-----------

   Accounts payable & other liabilities             $     --         $ 20,542         $  1,482         $  3,102
   Property related debt                                              251,977           44,156         $ 31,497
                                                    -----------------------------------------------------------
        Total Liabilities                                  0          272,519           45,638           34,599
                                                    -----------------------------------------------------------

PARTNER'S CAPITAL
-----------------

   RSVP / RAP capital                                 54,996           47,694           57,533         $ 19,166
   Other partners (2)                                      0              234            3,872         $  8,659
                                                    -----------------------------------------------------------
        Total Partner's Capital                       54,996           47,928           61,405           27,825
                                                    -----------------------------------------------------------
        Total Liabilities and Partner's Capital     $ 54,996         $320,447         $107,043         $ 62,424
                                                    ===========================================================

                                              -----------------------------------------------------
                                                                   NET LEASED
                                                 RESORTS             RETAIL            OTHER (1)
                                              -----------------------------------------------------
ASSETS
------
   Real estate assets                               $62,282         $ 2,866         $    --
   Other assets                                       7,701           4,832           7,452
                                                    ---------------------------------------
        Total Assets                                $69,983         $ 7,698         $ 7,452
                                                    =======================================

LIABILITIES
-----------

   Accounts payable & other liabilities             $ 4,930         $ 1,608         $    --
   Property related debt                             24,296           2,030               0
                                                    ---------------------------------------
        Total Liabilities                            29,226           3,638               0
                                                    ---------------------------------------

PARTNER'S CAPITAL
-----------------

   RSVP / RAP capital                                21,138           4,060           7,452
   Other partners (2)                                19,619               0               0
                                                    ---------------------------------------
        Total Partner's Capital                      40,757           4,060           7,452
                                                    ---------------------------------------
        Total Liabilities and Partner's Capital     $69,983         $ 7,698         $ 7,452
                                                    =======================================






-------------------------------------------------------------------------------
(1) Represents note receivable collateralized by interests in certain senior living facilities, less impairment allowances.
(2) Includes amounts that are subordinated to RSVP / RAP capital
(3) Reflects carrying value values of assets received through settlement. Facility was sold on January 17, 2003.
-------------------------------------------------------------------------------


                         Reckson Associates Realty Corp.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 2002